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                                                                          [LOGO]

                            LOAN AND SECURITY AGREEMENT


                               JAVELIN SYSTEMS, INC.
                                1881 LANGLEY AVENUE
                              IRVINE, CALIFORNIA 92614
                             FED. TAX ID NO. 52-1945748

                                  CCI GROUP, INC.
                              13739 RIDER TRAIL NORTH
                             EARTH CITY, MISSOURI 63045
                             FED. TAX ID NO. 43-1702004

                                        AND

                               POSNET COMPUTERS, INC.
                               16351 GOTHARD, SUITE D
                         HUNTINGTON BEACH, CALIFORNIA 92647
                             FED. TAX ID NO. 33-0527802

                                    AS BORROWERS

                                     $7,500,000
                                    CREDIT LIMIT


                                    JUNE 8, 1998

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                                 CORPORATE FINANCE

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1.   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

     1.1  Defined Terms. . . . . . . . . . . . . . . . . . . . . . . . . .1

     1.2  Other Terms. . . . . . . . . . . . . . . . . . . . . . . . . . .8

2.   LOANS; INTEREST RATE AND OTHER CHARGES. . . . . . . . . . . . . . . .9

     2.1  Total Facility . . . . . . . . . . . . . . . . . . . . . . . . .9

     2.2  Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

     2.3  Overlines; Overadvances. . . . . . . . . . . . . . . . . . . . .9

     2.4  Intentionally Omitted. . . . . . . . . . . . . . . . . . . . . .9

     2.5  Loan Account . . . . . . . . . . . . . . . . . . . . . . . . . .9

     2.6  Interest; Fees . . . . . . . . . . . . . . . . . . . . . . . . .9

     2.7  Default Interest Rate. . . . . . . . . . . . . . . . . . . . . .9

     2.8  Examination Fee. . . . . . . . . . . . . . . . . . . . . . . . .9

     2.9  Excess Interest. . . . . . . . . . . . . . . . . . . . . . . . .9

     2.10 Principal Payments; Proceeds of  Collateral. . . . . . . . . . 11

     2.11 Application of Collateral. . . . . . . . . . . . . . . . . . . 12

     2.12 Application of Payments. . . . . . . . . . . . . . . . . . . . 13

     2.13 Notification of Closing. . . . . . . . . . . . . . . . . . . . 13

3.   SECURITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

     3.1  Security Interest in the Collateral. . . . . . . . . . . . . . 13

     3.2  Perfection and Protection of Security Interest . . . . . . . . 14

     3.3  Preservation of Collateral . . . . . . . . . . . . . . . . . . 14

     3.4  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . 14

     3.5  Collateral Reporting; Inventory. . . . . . . . . . . . . . . . 15

     3.6  Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . 15

     3.7  Equipment. . . . . . . . . . . . . . . . . . . . . . . . . . . 16

     3.8  Other Liens; No Disposition of Collateral. . . . . . . . . . . 16

     3.9  Collateral Security. . . . . . . . . . . . . . . . . . . . . . 17

4.   CONDITIONS OF CLOSING . . . . . . . . . . . . . . . . . . . . . . . 17

     4.1  Initial Advance. . . . . . . . . . . . . . . . . . . . . . . . 17

     4.2  Subsequent Advances. . . . . . . . . . . . . . . . . . . . . . 20
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5.   REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . 21

     5.1  DUE ORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . 21

     5.2  OTHER NAMES. . . . . . . . . . . . . . . . . . . . . . . . . . 21

     5.3  DUE AUTHORIZATION. . . . . . . . . . . . . . . . . . . . . . . 21

     5.4  BINDING OBLIGATION . . . . . . . . . . . . . . . . . . . . . . 21

     5.5  INTANGIBLE PROPERTY. . . . . . . . . . . . . . . . . . . . . . 21

     5.6  CAPITAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

     5.7  MATERIAL LITIGATION. . . . . . . . . . . . . . . . . . . . . . 22

     5.8  TITLE; SECURITY INTERESTS OF FINOVA. . . . . . . . . . . . . . 22

     5.9  RESTRICTIVE AGREEMENTS; LABOR CONTRACTS. . . . . . . . . . . . 22

     5.10 LAWS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

     5.11 CONSENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

     5.12 DEFAULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

     5.13 FINANCIAL CONDITION. . . . . . . . . . . . . . . . . . . . . . 22

     5.14 ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

     5.15 TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

     5.16 LOCATIONS; FEDERAL TAX ID NO.. . . . . . . . . . . . . . . . . 23

     5.17 BUSINESS RELATIONSHIPS . . . . . . . . . . . . . . . . . . . . 23

     5.18 YEAR 2000. . . . . . . . . . . . . . . . . . . . . . . . . . . 23

     5.19 REAFFIRMATIONS . . . . . . . . . . . . . . . . . . . . . . . . 23

6.   COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

     6.1  Affirmative Covenants. . . . . . . . . . . . . . . . . . . . . 23

     6.2  Negative Covenants . . . . . . . . . . . . . . . . . . . . . . 25

7.   DEFAULT AND REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . 28

     7.1  Events of Default. . . . . . . . . . . . . . . . . . . . . . . 28

     7.2  Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . 29

     7.3  Standards for Determining Commercial Reasonableness. . . . . . 30

8.   EXPENSES AND INDEMNITIES. . . . . . . . . . . . . . . . . . . . . . 30

     8.1  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

     8.2  Environmental  Matters . . . . . . . . . . . . . . . . . . . . 30
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9.   MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

     9.1  Examination of Records; Financial Reporting. . . . . . . . . . 31

     9.2  Term; Termination. . . . . . . . . . . . . . . . . . . . . . . 32

     9.3  Recourse to Security; Certain Waivers. . . . . . . . . . . . . 32

     9.4  No Waiver by FINOVA. . . . . . . . . . . . . . . . . . . . . . 32

     9.5  Binding on Successor and Assigns . . . . . . . . . . . . . . . 32

     9.6  Severability . . . . . . . . . . . . . . . . . . . . . . . . . 33

     9.7  Amendments; Assignments. . . . . . . . . . . . . . . . . . . . 33

     9.8  Integration. . . . . . . . . . . . . . . . . . . . . . . . . . 33

     9.9  Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

     9.10 Evidence of Obligations. . . . . . . . . . . . . . . . . . . . 33

     9.11 Loan Requests. . . . . . . . . . . . . . . . . . . . . . . . . 33

     9.12 Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

     9.13 Brokerage Fees . . . . . . . . . . . . . . . . . . . . . . . . 34

     9.14 Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . 34

     9.15 Publicity. . . . . . . . . . . . . . . . . . . . . . . . . . . 34

     9.16 Captions . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

     9.17 Injunctive Relief. . . . . . . . . . . . . . . . . . . . . . . 34

     9.18 Counterparts; Facsimile Execution. . . . . . . . . . . . . . . 34

     9.19 Construction . . . . . . . . . . . . . . . . . . . . . . . . . 34

     9.20 Time of Essence. . . . . . . . . . . . . . . . . . . . . . . . 34

     9.21 Limitation of Actions. . . . . . . . . . . . . . . . . . . . . 34

     9.22 Liability. . . . . . . . . . . . . . . . . . . . . . . . . . . 35

     9.23 Notice of Breach by FINOVA . . . . . . . . . . . . . . . . . . 35

     9.24 Application of Insurance Proceeds. . . . . . . . . . . . . . . 35

     9.25 Power of Attorney. . . . . . . . . . . . . . . . . . . . . . . 36

     9.26 Governing Law; Waivers . . . . . . . . . . . . . . . . . . . . 36

     9.27 Mutual Waiver of Right to Jury Trial . . . . . . . . . . . . . 36

     9.28 Confidential Information . . . . . . . . . . . . . . . . . . . 37
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THIS LOAN AND SECURITY AGREEMENT (collectively with the Schedule to Loan
Agreement (the "SCHEDULE") attached hereto, the "AGREEMENT") dated the date set forth on the cover page, is entered into by and between the borrowers named on the cover page (jointly and severally, the "Borrower"), whose address is set forth on the cover page and FINOVA CAPITAL CORPORATION ("FINOVA"), whose address IS 355 South Grand Avenue, Los Angeles, California 90071.

1.     DEFINITIONS.

       1.1 DEFINED TERMS. As used in this Agreement, the following terms have the definitions set forth below:

       "ADA" has the meaning set forth in Section 4.1(z) hereof.

       "ADDITIONAL SUMS" has the meaning set forth in Section 2.9(a) hereof.

       "AFFILIATE" means any Person controlling, controlled by or under common control with Borrower. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of any Person, whether through ownership of common or preferred stock or other equity interests, by contract or otherwise. Without limiting the generality of the foregoing, each of the following shall be an
Affiliate:  any (i) officer, (ii) director, (iii) management employee,
(iv) other agent of Borrower with the power to direct or cause direction of the management and policies of Borrower, and (v) any Material Shareholder or subsidiary of Borrower.

       "AGREEMENT" has the meaning set forth in the preamble.

       "APPLICABLE USURY LAW" has the meaning set forth in Section 2.9(b) hereof.

       "BUSINESS DAY" means any day on which commercial banks in both Los Angeles, California and Phoenix, Arizona are open for business.

       "CAPITAL EXPENDITURES" means all expenditures made and liabilities incurred for the acquisition of any fixed asset or improvement, replacement, substitution or addition thereto which has a useful life of more than one year and including, without limitation, those arising in connection with Capital Leases.

       "CAPITAL LEASE" means any lease of property by Borrower that, in accordance with GAAP, should be capitalized for financial reporting purposes and reflected as a liability on the balance sheet of Borrower.

       "CCI" means CCI Group, Inc., a Missouri corporation.

       "CLOSING FEE" has the meaning set forth in the Schedule.

       "CLOSING DATE" means the date of the initial advance made by FINOVA pursuant to this Agreement.

       "CODE" means the Uniform Commercial Code as adopted and in effect in the State of Arizona from time to time.

       "COLLATERAL" has the meaning set forth in Section 3.1 hereof.

       "COLLATERAL MONITORING FEE" has the meaning set forth in the Schedule.

       "CURRENT ASSETS" at any date means the amount at which the current assets of Borrower would be shown on a balance sheet of Borrower as at such date, prepared in accordance with GAAP, PROVIDED that amounts due from Affiliates, investments in Affiliates and cash from customer deposits shall be excluded therefrom.

       "CURRENT LIABILITIES" at any date means the amount at which the current liabilities of Borrower would be shown on a balance sheet of

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FINOVA                                              LOAN AND SECURITY AGREEMENT
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Borrower as at such date, prepared in accordance with GAAP, PROVIDED that outstanding Revolving Credit Loans shall be considered Current Liabilities hereunder and customer deposits shall be excluded therefrom.

       "DEPOSIT ACCOUNTS" has the meaning set forth in Section 9105 of the Code.

       "DISCOUNTED VALUE" has the meaning set forth in the Schedule.

       "DOMINION ACCOUNT" has the meaning set forth in Section 2.10(c) hereof.

       "ELIGIBLE INVENTORY" means Inventory of Borrower which FINOVA, in its Permitted Discretion, deems Eligible Inventory, based on such considerations as FINOVA may from time to time deem reasonably appropriate. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory unless, in FINOVA's Permitted Discretion, such Inventory (i) consists of raw materials in good, new and salable condition which are not obsolete or unmerchantable, and are not comprised of work in process, packaging materials, finished goods, products manufactured by Javelin (whether held as Inventory of Javelin, CCI or Posnet) or supplies; (iii) meets in all material respects all applicable standards imposed by any governmental agency or authority; (iv) conforms in all material respects to the warranties and representations set forth herein; (v) is at all times subject to FINOVA's duly perfected, first priority security interest; and (vi) is situated at a location in compliance with Section 5.16 hereof.

       "ELIGIBLE RECEIVABLES" means Receivables arising in the ordinary course of Borrower's business from the sale of goods or rendition of services, which FINOVA, in its Permitted Discretion, shall deem eligible based on such considerations as FINOVA may from time to time deem reasonably appropriate. Without limiting the foregoing, a Receivable shall not be deemed to be an Eligible Receivable if (i) the account debtor has failed to pay the Receivable within a period of ninety (90) days after invoice date or, if less, within sixty
(60) days from due date, to the extent of any amount remaining unpaid after such period; (ii) the account debtor has failed to pay more than 25% of all outstanding Receivables owed by it to Borrower within ninety (90) days after invoice date or, if less, within sixty (60) days past due date; (iii) the account debtor is an Affiliate of Borrower or is another entity comprising Borrower; (iv) the goods relating thereto are placed on consignment, guaranteed sale, "bill and hold," "COD" or other terms pursuant to which payment by the account debtor may be conditional; (v) the account debtor is not located in the United States, unless the Receivable is supported by a letter of credit or other form of guaranty or security, in each case in form and substance satisfactory to FINOVA; (vi) the account debtor is the United States or any department, agency or instrumentality thereof or any State, city or municipality of the United States; (vii) Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower, to the extent of such liability; (viii) the account debtor's total obligations to Borrower exceed 15% of all Eligible Receivables of Borrower, on an aggregate basis, to the extent of such excess; (ix) the account debtor disputes liability or makes any claim with respect thereto (up to the amount of such liability or claim), or is subject to any insolvency or bankruptcy proceeding, or becomes insolvent, fails or goes out of a material portion of its business; (x) the amount thereof consists of late charges or finance charges; (xi) the amount thereof consists of a credit balance more than ninety (90) days past due; (xii) the face amount thereof exceeds $100,000, unless accompanied by evidence of shipment of the goods relating thereto satisfactory to FINOVA in its Permitted Discretion; (xiii) the invoice constitutes a progress billing on a project not yet completed, except that the final billing at such time as the matter has been completed and delivered to the


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customer may be deemed an Eligible Receivable; or (xiv) the amount thereof is not yet represented by an invoice or bill issued in the name of the applicable account debtor.

       "EQUIPMENT" means all of Borrower's present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

       "ENVIRONMENTAL COSTS" has the meaning set forth in Section 8.2(b) hereof.

       "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

       "ERISA AFFILIATE" means each trade or business (whether or not incorporated and whether or not foreign) which is or may hereafter become a member of a group of which Borrower is a member and which is treated as a single employer under ERISA Section 4001(b)(1) or IRC Section 414(b) or 414(c).

       "EVENT OF DEFAULT" means any of the events set forth in Section 7.1 of this Agreement.

       "EXAMINATION FEE" has the meaning set forth in the Schedule.

       "EXCESS AVAILABILITY" means, as of the date of determination thereof, the amount by which the average daily total principal balance of the Revolving Credit Loans facility which Borrower would be permitted to have outstanding over the prior 30 days, based on the formulas and reserves set forth in the Schedule, exceeds the sum of the Receivable Loans and the Inventory Loans then actually outstanding, such excess then being reduced by an amount necessary to provide for the payment of all accounts payable of Borrower which are more than 30 days past due date and all book overdrafts.

       "EXCESS CASH FLOW" means Operating Cash Flow/Permitted less Total Contractual Debt Service.

       "FINOVA AFFILIATE" has the meaning set forth in Section 9.22 hereof.

       "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Boards which are applicable to the circumstances as of the date of determination consistently applied, except that, for the financial covenants set forth in this Agreement, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited financial statements delivered to FINOVA prior to the date hereof.

       "GENERAL INTANGIBLES" means all general intangibles of Borrower, whether now owned or hereafter created or acquired by Borrower, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, Trademarks, Copyrights, Licenses and Patents, names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance


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policies and claims (including without limitation credit, liability, property and other insurance) tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Receivables by an account debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables).

       "GUARANTOR(S)" has the meaning set forth in the Schedule.

       "HAZARDOUS SUBSTANCE" has the meaning set forth in Section 8.2(a) hereof.

       "INDEBTEDNESS" means all of Borrower's present and future obligations, liabilities, debts, claims and indebtedness, contingent, fixed or otherwise, however evidenced, created, incurred, acquired, owing or arising, whether under written or oral agreement, operation of law or otherwise, and includes, without limiting the foregoing (i) the Obligations, (ii) obligations and liabilities of any Person secured by a lien, claim, encumbrance or security interest upon property owned by Borrower, even though Borrower has not assumed or become liable therefor, (iii) obligations and liabilities created or arising under any lease (including Capital Leases) or conditional sales contract or other title retention agreement with respect to property used or acquired by Borrower, even though the rights and remedies of the lessor, seller or lender are limited to repossession, (iv) all unfunded pension fund obligations and liabilities and
(v) deferred taxes.

       "INITIAL TERM" has the meaning set forth on the Schedule.

       "INSURANCE COLLATERAL" has the meaning set forth in Section 4.1(u) hereof.

       "INVENTORY" means all of Borrower's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in Borrower's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all documents of title or other documents representing them.

       "INVENTORY LOANS" has the meaning set forth in the Schedule.

       "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

       "JAVELIN" means Javelin Systems, Inc., a Delaware corporation.

       "LIFE INSURANCE POLICY" has the meaning set forth in Section 4.1(u) hereof.

       "LOANS" has the meaning set forth in Section 2.2 hereof.

       "LOAN DOCUMENTS" means, collectively, this Agreement, any note or notes executed by Borrower and payable to FINOVA, and any other present or future agreement entered into in connection with this Agreement, together with all alterations, amendments, changes, extensions, modifications, refinancings, refundings, renewals, replacements, restatements, or supplements, of or to any of the foregoing.

       "LOAN PARTY" means Borrower, each Guarantor, each Subordinating Creditor and each other party (other than FINOVA) to any Loan Document.

       "LOAN RESERVES" means, as of any date of determination, such amounts as FINOVA may from time to time establish and revise in good faith in its Permitted Discretion, reducing the amount of Revolving Credit Loans which would otherwise be available to Borrower under the lending formula(s) provided in the Schedule:


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(a) to reflect events, conditions, contingencies or risks which, as determined by FINOVA in good faith in its Permitted Discretion, do or could reasonably be expected to affect either (i) the Collateral or any other property which is security for the Obligations or its value, (ii) the assets, business or prospects of Borrower or any Guarantor or (iii) the security interests and other rights of FINOVA in the Collateral (including the enforceability, perfection and priority thereof) or (b) to reflect FINOVA's good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any Guarantor to FINOVA is or may have been incomplete, inaccurate or misleading in any material respect or (c) in respect of any state of facts which FINOVA determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

       "LOAN YEAR" means each twelve month period commencing on the Closing Date or any anniversary of the Closing Date.

       "MAKE WHOLE PREMIUM" has the meaning set forth in the Schedule.

       "MAXIMUM INTEREST RATE" has the meaning set forth in Section 2.9(b) hereof.

       "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the Property, business, operations, financial condition, prospects, liabilities or capitalization of Borrower, (b) the ability of Borrower to perform its obligations under any of the Loan Documents to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights remedies, powers and privileges of FINOVA under any of the Loan Documents, or
(e) the timely payment of the Obligations.

       "MATERIAL SHAREHOLDER" means a Person owning 5% or more of any class of voting securities of Borrower.

       "MINIMUM INTEREST CHARGE" has the meaning set forth in the Schedule.

       "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in ERISA Sections 3(37) or 4001(a)(3) or IRC Section 414(f) which covers employees of Borrower or any ERISA Affiliate.

       "NET WORTH" at any date means the Borrower's net worth as determined in accordance with GAAP.

       "OBLIGATIONS" means all present and future loans, advances, debts, liabilities, obligations, covenants, duties and indebtedness at any time owing by Borrower to FINOVA, whether evidenced by this Agreement, any Guaranty, any note or other instrument or document executed and delivered pursuant to or in connection with this Agreement, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by FINOVA in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, Examination Fee, Collateral Monitoring Fee, Closing Fee, Termination Fee and any other sums chargeable to Borrower hereunder or under any other agreement with FINOVA.

       "OPERATING CASH FLOW/ACTUAL" means, for any period, Borrower's net income or loss (excluding the effect of any extraordinary gains or losses), determined in accordance with GAAP, PLUS or MINUS each of the following items, to the extent deducted from or added to the revenues of Borrower in the calculation of net income or loss: (i) depreciation; (ii) amortization and other non-cash charges; (iii) interest expense; and (iv) total federal and state income tax expense determined as the accrued liability of Borrower in respect of such period, regardless of what portion of such expense has actually been paid by Borrower during such period, and after deduction for each of (a) federal and state income taxes, to the extent actually paid during such period; (b) any non-cash income; and (c) all actual Capital Expenditures made during such period and not financed.

       "OPERATING CASH FLOW/PERMITTED" means, for any period, Borrower's net income or loss (excluding the effect of any extraordinary gains or losses), determined in accordance with GAAP, PLUS or MINUS each of the following items, to the extent deducted from or added to the revenues of Borrower in the calculation of net income or loss: (i) depreciation; (ii) amortization and other non-cash charges; (iii) interest expense; and (iv) total federal and state income tax expense determined as the accrued liability of Borrower in respect of such period, regardless of what portion of such expense has actually been paid by Borrower during such period, and after deduction for each of (a) federal and state income taxes, to the extent actually paid during such period; (b) any non-cash income; and (c) all permitted Capital Expenditures (without regard to any waiver given by FINOVA with respect to any limitation on such Capital Expenditures) actually made during such period and not financed.

       "OVERADVANCE" has the meaning set forth in Section 2.3.

       "OVERLINE" has the meaning set forth in Section 2.3.

       "PBGC" means the Pension Benefit Guarantee Corporation.

       "PERMITTED DISCRETION" means FINOVA's commercially reasonable judgment exercised in good faith based upon its consideration of any factor which FINOVA believes in good faith: (i) will or could materially adversely affect the value of any material portion of Collateral, the enforceability or priority of FINOVA's liens thereon or the amount which FINOVA would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral; (ii) suggests that any collateral report or financial information delivered to FINOVA by any Person on behalf of the Borrower is incomplete, inaccurate or misleading in any material respect;
(iii) materially increases the likelihood of a bankruptcy, reorganization or other insolvency proceeding involving the Borrower, any Loan Party or any of the Collateral, or (iv) creates or reasonably could be expected to create an Event of Default. In exercising such judgment, FINOVA may consider such factors already included in or tested by the definition of Eligible Receivables or Eligible Inventory, as well as any of the following: (i) the financial and business climate of the Borrower's industry and general macroeconomic conditions, (ii) changes in collection history and dilution with respect to the Receivables, (iii) changes in demand for, and pricing of, Inventory,
(iv) changes in any concentration of risk with respect to Receivables and/or Inventory, and (v) any other factors that change the credit risk of lending to the Borrower on the security of the Receivables and Inventory.

       "PERMITTED ENCUMBRANCE" means each of the liens, mortgages and other security interests (if any) set forth on the Schedule.

       "PERMITTED SENIOR INDEBTEDNESS" has the meaning set forth in the Schedule.

       "PERSON" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, government, or any agency or political division thereof, or any other entity.

       "PLAN" means any plan described in ERISA Section 3(2) maintained for employees of Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

       "PLEDGOR" has the meaning set forth in Section 4.1(bb) hereof.

       "POSNET" means Posnet Computers, Inc., a California corporation.

       "PREPARED FINANCIALS" means the balance sheets of Javelin as of the date set forth in the Schedule in the section entitled 'Reporting Requirements', and as of each subsequent date on which audited balance sheets are delivered to FINOVA from time to time hereunder, and the related statements of operations, changes in stockholders' equity and changes in cash flow for the periods ended on such dates.

       "PRIME RATE" has the meaning set forth in the Schedule.

       "PROHIBITED TRANSACTION" means any transaction described in Section 406 of ERISA which is not exempt by reason of Section 408 of ERISA, and any transaction described in IRC Section 4975(c) which is not exempt by reason of IRC Section 4975(c)(2).

       "PROPERTY" has the meaning set forth in Section 8.2(a) hereof.

       "RECEIVABLE LOANS" has the meaning set forth on the Schedule.

       "RECEIVABLES" means all of Borrower's now owned and hereafter acquired accounts (whether or not earned by performance), proceeds of any letters of credit naming Borrower as beneficiary, contract rights, chattel paper, instruments, documents and all other forms of obligations at any time owing to Borrower, all guaranties and other security therefor, whether secured or unsecured, all merchandise returned to or repossessed by Borrower, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

       "REINVESTMENT YIELD" has the meaning set forth in the Schedule.

       "REMAINING SCHEDULED PAYMENT AMOUNT" has the meaning set forth in the Schedule.

       "RENEWAL TERM" has the meaning set forth on the Schedule.

       "REPORTABLE EVENT" means a reportable event described in ERISA Section 4043 or the regulations thereunder for which notice to the PBGC is not waived under the applicable regulations, a withdrawal from a plan described in ERISA
Section 4063, or a cessation of operations described in ERISA Section 4062(e).

       "REVOLVING CREDIT LOANS" has the meaning set forth in the Schedule.

       "REVOLVING CREDIT LIMIT" has the meaning set forth in the Schedule.

       "REVOLVING INTEREST RATE" has the meaning set forth in the Schedule.

       "SCHEDULE" has the meaning set forth in the preamble.

       "SENIOR CONTRACTUAL DEBT SERVICE" means, for any period, the sum of payments made or required to be made by Borrower during such period for
(i) interest and scheduled principal payments due on the Term Loans (excluding voluntary prepayment and payments made from Borrower's Excess Cash Flow, as required pursuant to the Schedule), (ii) interest only payments due on the Revolving Credit Loans facility plus the Collateral Monitoring Fee, the Facility Fee and the Unused Line Fee, and (iii) principal and interest payments due on the Permitted Senior Indebtedness.

       "START DATE" has the meaning set forth in the Schedule.

       "STOCK PLEDGE AGREEMENT" has the meaning set forth in Section 4.1(bb) hereof.

       "SUBORDINATED DEBT" means liabilities of Borrower the repayment of which is subordinated to the payment and performance of the Obligations pursuant to a subordination agreement acceptable to FINOVA in its sole discretion.

       "SUBORDINATING CREDITOR" has the meaning set forth in the Schedule.

       "TERM LOAN" has the meaning set forth in the Schedule.

       "TERMINATION FEE" has the meaning set forth in Section 9.2(d) hereof.

       "TOTAL CONTRACTUAL DEBT SERVICE" means, for any period, the sum of payments made (or, as to clause (i) of this sentence, required to be made) by Borrower during such period for (i) Senior Contractual Debt Service, and
(ii) interest and scheduled principal payments due on any and all other Indebtedness of Borrower, including without limitation the Subordinated Indebtedness.

       "TOTAL FACILITY" has the meaning set forth in Section 2.1 hereof.

       "TRADEMARKS, COPYRIGHTS, LICENSES AND PATENTS" means all of Borrower's right, title and interest in and to, whether now owned or hereafter acquired:
(i) trademarks, trademark registrations, trade names, trade name registrations, and trademark or trade name applications, including without limitation such as are listed on the Schedule attached hereto and made a part hereof, as the same may be amended from time to time, and (a) renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, (d) all rights corresponding thereto throughout the world, and (e) the goodwill of the business operated by Borrower connected with and symbolized by any trademarks or trade names; (ii) copyrights, copyright registrations and copyright applications, including without limitation such as are listed on the Schedule attached hereto and made a part hereof, as the same may be amended from time to time, and (a) renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world; (iii) license agreements, including without limitation such as are listed on the Schedule attached hereto and made a part hereof, and the right to prepare for sale, sell and advertise for sale any Inventory now or hereafter owned by Borrower and now or hereafter covered by such licenses; and (iv) patents and patent applications, registered or pending, including without limitation such as are listed on the Schedule attached hereto, together with all income, royalties, shop rights, damages and payments now and hereafter due and/or payable with respect thereto, the right to sue for infringements thereof, and all rights thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

       "UNUSED LINE FEE" has the meaning set forth in the Schedule.

       "WARRANTS" has the meaning set forth on the schedule.

       "WEIGHTED AVERAGE LIFE TO MATURITY" has the meaning set forth in the Schedule.

       1.2 OTHER TERMS. All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

2.     LOANS; INTEREST RATE AND OTHER CHARGES.

       2.1 TOTAL FACILITY. Upon the terms and conditions set forth herein and provided that no Event of Default or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, FINOVA shall, upon the request of each company comprising Borrower, make advances to such company from time to time in an aggregate outstanding principal amount for all such companies not to exceed the Total Facility amount (the "TOTAL FACILITY") set forth on the Schedule hereto, or for each such company, its lending limit set forth on the Schedule hereto, subject to deduction of Loan Reserves for accrued interest and other permitted purposes, and less amounts FINOVA may be obligated to pay in the future on behalf of Borrower. If the reason for FINOVA's implementation of a Loan Reserve ceases to exist, FINOVA shall promptly release such Loan Reserve. The Schedule is an integral part of this Agreement and all references to "herein", "herewith" and words of similar import shall for all purposes be deemed to include the Schedule.

       2.2 LOANS. Advances under the Total Facility ("LOANS" and individually, a "LOAN") shall be comprised of the amounts shown on the Schedule.

       2.3 OVERLINES; OVERADVANCES. If at any time or for any reason the outstanding amount of advances extended pursuant hereto exceeds any of the dollar limitations ("OVERLINE") or percentage limitations ("OVERADVANCE") in the Schedule, then Borrower shall, upon FINOVA's demand, immediately pay to FINOVA, in cash, the full amount of such Overline or Overadvance which shall be applied to reduce the outstanding principal balance of the Loans; PROVIDED, HOWEVER, that Borrower shall have three (3) Business Days to cure an Overadvance (but not an Overline) of less than $100,000. Without limiting Borrower's obligation to repay to FINOVA on demand the amount of any Overline or Overadvance, Borrower agrees to pay FINOVA interest on the outstanding principal amount of any Overline or Overadvance, on demand, at the rate set forth on the Schedule and applicable to the Revolving Credit Loans.

       2.4    INTENTIONALLY OMITTED.

       2.5 LOAN ACCOUNT. All advances made hereunder shall be added to and deemed part of the Obligations when made. FINOVA may from time to time charge all Obligations of Borrower to Borrower's loan account with FINOVA.

       2.6 INTEREST; FEES. Borrower shall pay FINOVA interest on the daily outstanding balance of the Obligations at the applicable per annum rates set forth on the Schedule. Borrower shall also pay FINOVA the fees set forth on the Schedule.

       2.7 DEFAULT INTEREST RATE. Upon the occurrence and during the continuation of an Event of Default, Borrower shall at FINOVA's election pay FINOVA interest on the daily outstanding balance of the Obligations at rates per annum which are in each case two percent (2%) in excess of the rate which would otherwise be applicable thereto pursuant to the Schedule.

       2.8 EXAMINATION FEE. Borrower agrees to pay to FINOVA the Examination Fee in the amount set forth on the Schedule in connection with each audit or examination of Borrower performed by FINOVA prior to or after the date hereof.

       2.9    EXCESS INTEREST.   The contracted for rate of interest of the loan
contemplated hereby, without limitation, shall consist of the following:
(i) the interest rate set forth on the Schedule, calculated and applied to the principal balance of the Obligations in accordance with the provisions of this Agreement; (ii) interest after an Event of Default, calculated and applied to the amount of the Obligations in accordance with the provisions hereof; and
(iii) all Additional Sums (as herein defined), if any. Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. The Examination Fee, attorneys fees, expert witness fees, collateral monitoring fees, closing fees, Unused Line Fees, Termination Fees, Minimum Interest Charges, other charges, goods, things in action or any other sums or things of value paid or payable by Borrower (collectively, the "ADDITIONAL SUMS"), whether pursuant to this Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

                      (b) It is the intent of the parties to comply with the usury laws of the State of Arizona (the "APPLICABLE USURY LAW"). Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Agreement, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Agreement or such documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law (the "MAXIMUM INTEREST RATE"). In the event (a) any such excess of interest otherwise would be contracted for, charged or received from Borrower or otherwise in connection with the loan evidenced hereby, or (b) the maturity of the Obligations is accelerated in whole or in part, or (c) all or part of the Obligations shall be prepaid, so that under any of such circumstances the amount of interest contracted for, shared or received in connection with the loan evidenced hereby, would exceed the Maximum Interest Rate, then in any such event (1) the provisions of this paragraph shall govern and control, (2) neither Borrower nor any other Person now or hereafter liable for the payment of the Obligations shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount of the Obligations or refunded to Borrower, at FINOVA's option, and (4) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law; (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise falls below the Maximum Interest Rate, to the extent that interest paid to the date of calculation does not exceed the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

       2.10   PRINCIPAL PAYMENTS; PROCEEDS OF  COLLATERAL.

                      (a) PRINCIPAL PAYMENTS. Except where evidenced by notes or other instruments issued or made by Borrower to FINOVA specifically containing payment provisions which are in conflict with this Section 2.10 (in which event the conflicting provisions of said notes or other instruments shall govern and control), that portion of the Obligations consisting of principal payable on account of Loans shall be payable by Borrower to FINOVA immediately upon the earliest of (i) the receipt by FINOVA or Borrower of any proceeds of any of the Collateral, to the extent of said proceeds, (ii) the occurrence of an Event of Default in consequence of which FINOVA elects to accelerate the maturity and payment of such loans, or (iii) any termination of this Agreement pursuant to Section 9.2 hereof; PROVIDED, HOWEVER, that any Overadvance or Overline shall be payable on demand pursuant to the provisions of Section 2.3 hereof.

                      (b) COLLECTIONS. Until FINOVA notifies Borrower to the contrary, Borrower may make collection of all Receivables for FINOVA by directing all account debtors and other third parties to remit all payments owing to Borrower to the respective Dominion Account. In the event Borrower shall nevertheless directly receive any payments or other financial proceeds of any Collateral outside of the Dominion Account, Borrower shall receive all such payments as trustee of FINOVA and immediately deliver all payments to FINOVA in their original form as set forth below, duly endorsed in blank or cause the same to be deposited into a Dominion Account. FINOVA or its designee may, at any time during the continuance of an Event of Default, notify account debtors that the Receivables have been assigned to FINOVA and of FINOVA's security interest therein, and may collect the Receivables directly and charge the collection costs and expenses to Borrower's loan account. Borrower agrees that, in computing the charges under this Agreement, all items of payment shall be deemed applied by FINOVA on account of the Obligations two (2) Business Days after receipt by FINOVA of good funds which have been finally credited to FINOVA's account, whether such funds are received directly from Borrower or from the Dominion Account bank, pursuant to Section 2.10(c) hereof, and this provision shall apply regardless of the amount of the Obligations outstanding or whether any Obligations are outstanding; PROVIDED that so long as no Event of Default is continuing (i) proceeds of a secondary offering of Javelin's common stock may be deposited directly to Javelin's operating account without first passing through the Dominion Account, and (ii) items of payment received by FINOVA that are not proceeds of Collateral shall, upon Borrower's written notice within five (5) Business Days after the end of the month in which such items of payment are received by FINOVA, be deemed applied by FINOVA on account of the Obligations on the day of receipt by FINOVA of good funds which have been finally credited to FINOVA's account; and, PROVIDED FURTHER, that if any such good funds are received after 12:00 noon (Los Angeles time) on any Business Day or at any time on any day not constituting a Business

Day, such funds shall be deemed received on the immediately following Business Day. FINOVA is not, however, required to credit Borrower's account for the amount of any item of payment which is unsatisfactory to FINOVA in its Permitted Discretion and FINOVA may charge Borrower's loan account for the amount of any item of payment which is returned to FINOVA unpaid.

                      (c) ESTABLISHMENT OF A LOCKBOX ACCOUNT OR DOMINION ACCOUNT. Unless Borrower shall be otherwise directed by FINOVA in writing, each of Javelin, CCI and Posnet shall cause all proceeds of Collateral to be deposited into a depository account in the name of such company ("Dominion Account") pursuant to an arrangement with FINOVA and such bank as may be selected by such company and be acceptable to FINOVA which proceeds, unless otherwise provided herein, shall be forwarded on a daily basis to such company's loan account with FINOVA and applied in payment of the Obligations in such order as FINOVA determines in its sole discretion. Borrower shall issue to any such bank an irrevocable letter of instruction directing said bank to transfer such funds so deposited to FINOVA, either to any account maintained by FINOVA at said bank or by wire transfer to appropriate account(s) of FINOVA. All funds deposited in a Dominion Account shall immediately become subject to the security interest of FINOVA and Borrower shall obtain the agreement by such bank to waive any offset rights against the funds so deposited. FINOVA assumes no responsibility for any Dominion Account arrangement, including without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

                      (d) PAYMENTS WITHOUT DEDUCTIONS. Borrower shall pay principal, interest, and all other amounts payable hereunder, or under any other Loan Document, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

                      (e) COLLECTION DAYS UPON REPAYMENT. In the event Borrower repays the Obligations in full at any time hereafter, such payment in full shall be credited (conditioned upon final collection) to Borrower's loan account two (2) Business Days after FINOVA's receipt thereof.

                      (f) MONTHLY ACCOUNTINGS. FINOVA shall provide Borrower monthly with an account of advances, charges, expenses and payments made pursuant to this Agreement. Such account shall be deemed correct, accurate and binding on Borrower and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by FINOVA), unless Borrower notifies FINOVA in writing to the contrary within thirty (30) days after each account is rendered, describing the nature of any alleged errors or admissions.

       2.11 APPLICATION OF COLLATERAL. Except as otherwise provided herein, FINOVA shall have the continuing and exclusive right to apply or, after notice to Borrower, reverse and re-apply any and all payments to any portion of the Obligations in such order and manner as FINOVA shall determine in its sole discretion. To the extent that Borrower makes a payment or FINOVA receives any payment or proceeds of the Collateral for Borrower's benefit which is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or any other party under any bankruptcy law, common law or equitable cause, or otherwise, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by FINOVA.

       2.12 APPLICATION OF PAYMENTS. The amount of all payments or amounts received by FINOVA with respect to the Loan shall be applied to the extent applicable under this Agreement: (i) first, to accrued interest through the date of such payment, including any Default Interest; (ii) then, to any late fees, overdue risk assessments, Examination Fee and expenses, collection fees and expenses and any other fees and expenses due to FINOVA hereunder; and
(iii) last, the remaining balance, if any, to the unpaid principal balance of the Loan; provided however, while an Event of Default exists under this Agreement, or under any other Loan Document, each payment hereunder shall be
(x) at FINOVA's election, reasonably exercised, held as cash collateral to secure Obligations relating to any contingent obligations arising under the Loan Documents and/or (y) applied to amounts owed to FINOVA by Borrower as FINOVA in its sole discretion may determine. In calculating interest and applying payments as set forth above: (a) interest shall be calculated and collected as provided in Section 2.10(b); (b) interest on the outstanding balance shall be charged during any grace period permitted hereunder; (c) at the end of each month, all accrued and unpaid interest and other charges provided for hereunder shall be added to the principal balance of the Loan; and (d) to the extent that Borrower makes a payment or FINOVA receives any payment or proceeds of the Collateral for Borrower's benefit that is subsequently invalidated, set aside or required to be repaid to any other Person, then, to such extent, the Obligations intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by FINOVA and FINOVA may adjust the Loan balances as FINOVA, in its sole discretion, deems appropriate under the circumstances.

       2.13 NOTIFICATION OF CLOSING. Borrower shall provide FINOVA with at least forty-eight (48) hours prior written notice of the Closing Date, to enable FINOVA to arrange for the availability of funds (subject to such longer period as may be required if a fixed interest rate option is selected by Borrower for the Term Loan). In the event the closing does not take place on the date specified in Borrower's notice to FINOVA, other than through the fault of FINOVA, Borrower agrees to reimburse FINOVA for FINOVA's costs to maintain the necessary funds available for the closing, at the Term Interest Rate with respect to the amount of the Term Loan specified in the Schedule, and at the Revolving Interest Rate with respect to an amount equal to the initial advance under the Revolving Credit Loans facility which is to be made on the Closing Date, for the number of days which elapse between the date specified in Borrower's notice and the date upon which the closing actually occurs (which number of days shall not include the date specified in Borrower's notice, but shall include the Closing Date).

3.     SECURITY.

       3.1 SECURITY INTEREST IN THE COLLATERAL. To secure the payment and performance of the Obligations when due, Borrower hereby grants to FINOVA a first priority security interest (subject only to Permitted Encumbrances) in all of Borrower's now owned or hereafter acquired or arising Inventory, Equipment, Receivables, life insurance policies and the proceeds thereof, Trademarks, Copyrights, Licenses and Patents, Investment Property (as defined in Section 9-115 of the Code) and General Intangibles, including, without limitation, all of Borrower's Deposit Accounts, money, any and all property now or at any time hereafter in FINOVA's possession (including claims and credit balances), and all proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products and all books and records and computer data related to any of the foregoing (all of the foregoing, together with all other property in which FINOVA may be granted a lien or security interest, is referred to herein, collectively, as the "COLLATERAL"); PROVIDED that there shall be excluded from the "Collateral" all licenses and other General Intangibles which by their terms (if valid and enforceable) or as a matter of law are not assignable without the consent of the licensor or other third Person where and to the extent that the assignment effected by the foregoing creation of a security interest (or the perfection thereof) would result in a default under such license or other General Intangible for which the available remedies for such default would include the right to terminate such license or other General Intangible; PROVIDED FURTHER, however, that nothing herein shall be deemed to limit FINOVA's security interest in the proceeds of or payments resulting from any such excluded licenses or other General Intangibles.

       3.2 PERFECTION AND PROTECTION OF SECURITY INTEREST. Borrower shall, at its expense, take all reasonable actions requested by FINOVA at any time to perfect, maintain, protect and enforce FINOVA's first priority security interest and other rights in the Collateral and the priority thereof from time to time, including, without limitation, (i) executing and filing financing or continuation statements and amendments thereof as FINOVA shall require, all in form and substance satisfactory to FINOVA, (ii) maintaining a perpetual inventory and complete and accurate stock records, (iii) delivering to FINOVA warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued, and transferring Inventory to warehouses designated by FINOVA, (iv) placing notations on Borrower's books of account to disclose FINOVA's security interest therein and (v) delivering to FINOVA all letters of credit on which Borrower is named beneficiary. FINOVA may file, without Borrower's signature, one or more financing statements disclosing FINOVA's security interest under this Agreement. Borrower agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of Borrower's agents or processors, Borrower shall notify such Person of FINOVA's security interest in such Collateral and, upon FINOVA's request, instruct them to hold all such Collateral for FINOVA's account subject to FINOVA's instructions. From time to time, Borrower shall, upon FINOVA's request, execute and deliver confirmatory written instruments pledging the Collateral to FINOVA, but Borrower's failure to do so shall not affect or limit FINOVA's security interest or other rights in and to the Collateral. Until the Obligations have been fully satisfied and FINOVA's obligation to make further advances hereunder has terminated, FINOVA's security interest in the Collateral shall continue in full force and effect.

       3.3 PRESERVATION OF COLLATERAL. FINOVA may, in its Permitted Discretion, at any time discharge any lien or encumbrance on the Collateral or bond the same, pay any insurance, maintain guards, pay any service bureau, obtain any record or take any other action to preserve the Collateral and charge the cost thereof to Borrower's loan account as an Obligation.

       3.4 INSURANCE. Borrower will maintain and deliver evidence to FINOVA of such insurance as is required by FINOVA, written by insurers, in amounts, and with lender's loss payee, additional insured, and other endorsements, reasonably satisfactory to FINOVA. All premiums with respect to such insurance shall be paid by Borrower as and when due. Accurate and certified copies of the policies shall be delivered by Borrower to FINOVA. If Borrower fails to comply with this Section, FINOVA may (but shall not be required to) procure such insurance and endorsements at Borrower's expense and charge the cost thereof to Borrower's loan account as an Obligation.

       3.5    COLLATERAL REPORTING; INVENTORY.

                      (a) INVOICES. Borrower shall not re-date any invoice or sale from the original date thereof or make sales on extended terms beyond those customary in Borrower's industry, or otherwise extend or modify the term of any Receivable. If Borrower becomes aware of any material matter affecting any material Receivable, including information affecting the credit of the account debtor thereon, Borrower shall promptly notify FINOVA in writing.

                      (b) INSTRUMENTS. In the event any one or more Receivables in an aggregate amount in excess of $25,000 are or become evidenced by one or more promissory notes, trade acceptances or any other instruments for the payment of money, Borrower shall immediately deliver such instrument(s) to FINOVA appropriately endorsed to FINOVA and, regardless of the form of any presentment, demand, notice of dishonor, protest and notice of protest with respect thereto, Borrower shall remain liable thereon until such instrument(s) are paid in full.

                      (c) PHYSICAL INVENTORY. Borrower shall conduct a physical count of the Inventory at such intervals as FINOVA reasonably requests and promptly supply FINOVA with a copy of such accounts accompanied by a report of the value (calculated at the lower of cost or market value on a first in, first out basis) of the Inventory and such additional information with respect to the Inventory as FINOVA may request from time to time. Notwithstanding the foregoing, Borrower shall not be required to conduct more than two physical counts of the Inventory during any calendar year in which no Event of Default occurred or was continuing.

                      (d) RETURNS. For so long as no Event of Default has occurred and is continuing and subject to the provisions of Section 3.6(b), if any account debtor returns any Inventory to Borrower in the ordinary course of its business, Borrower shall promptly determine the reason for such return and promptly issue a credit memorandum to the account debtor (sending a copy to FINOVA) in the appropriate amount. In the event any attempted return occurs after the occurrence of any Event of Default, Borrower shall (i) hold the returned Inventory in trust for FINOVA, (ii) segregate all returned Inventory from all of Borrower's other property, (iii) conspicuously label the returned Inventory as FINOVA's property, and (iv) immediately notify FINOVA of the return of any Inventory, specifying the reason for such return, the location and condition of the returned Inventory, and on FINOVA's request deliver such returned Inventory to FINOVA.

                      (e) CONSIGNMENTS. Borrower shall not consign any Inventory.

       3.6    RECEIVABLES.

                      (a)   ELIGIBILITY.    Borrower represents and warrants
that each Receivable covers and shall cover a bona fide sale or lease and delivery by it of goods or the rendition by it of services in the ordinary course of its business, and shall be for a liquidated amount and FINOVA's security interest shall not, unless Borrower notifies FINOVA in writing, be subject to any offset, deduction, counterclaim, rights of return or cancellation, lien or other condition. If any representation or warranty herein is breached as to any Receivable or any Receivable ceases to be an Eligible Receivable for any reason other than payment thereof, then FINOVA may, in addition to its other rights hereunder, designate any and all Receivables owing by that account debtor as not Eligible Receivables; PROVIDED, that FINOVA shall in any such event retain its security interest in all Receivables, whether or not Eligible Receivables, until the Obligations have been fully satisfied and FINOVA's obligation to provide loans hereunder has terminated.

                            (ii)  FINOVA, in the good faith exercise of its
Permitted Discretion based upon such business and other factors as it deems material, at any time shall be entitled to (i) establish and increase or decrease reserves against Eligible Receivables and Eligible Inventory,
(ii) reduce the advance rates in the Schedule or restore such advance rates to any level equal to or below the advance rates set forth in the Schedule or
(iii) impose additional restrictions (or eliminate the same) to the standards of eligibility set forth in the definitions of "Eligible Receivables" and "Eligible Inventory." FINOVA may but shall not be required to rely on the schedules and/or reports delivered to FINOVA in connection herewith in determining the then eligibility of Receivables and Inventory. Reliance thereon by FINOVA from time to time shall not be deemed to limit the right of FINOVA to revise advance rates or standards of eligibility as provided above. Without limiting FINOVA's discretion as described above, FINOVA shall establish a dilution reserve in an amount equal to 1% of the gross amount of Receivables (excluding inter-Borrower Receivables) for each percent of dilution between 7.5% and 10.0%, and equal to 2% of the gross amount of Receivables (excluding inter-Borrower Receivables) for each percent of dilution in excess of 10.0%.

                      (b) DISPUTES. Borrower shall notify FINOVA promptly of all disputes or claims and settle or adjust such disputes or claims at no expense to FINOVA, but no discount, credit or allowance shall be granted to any account debtor and no returns of merchandise shall be accepted by Borrower without FINOVA's consent, except for discounts, credits and allowances made or given in the ordinary course of Borrower's business. FINOVA may, at any time after the occurrence and during the continuance of an Event of Default, settle or adjust disputes or claims directly with account debtors for amounts and upon terms which FINOVA considers advisable in its reasonable credit judgment and, in all cases, FINOVA shall credit Borrower's loan account with only the net amounts received by FINOVA in payment of any Receivables.

       3.7 EQUIPMENT. Borrower shall keep and maintain the Equipment in good operating condition and repair and make all necessary replacements thereto to maintain and preserve the value and operating efficiency thereof at all times consistent with Borrower's past practice, ordinary wear and tear excepted. Borrower shall not permit any item of Equipment to become a fixture (other than a trade fixture) to real estate or an accession to other property.

       3.8 OTHER LIENS; NO DISPOSITION OF COLLATERAL. Borrower represents, warrants and covenants that except for FINOVA's security interest, Permitted Encumbrances, and such other liens, claims and encumbrances as may be permitted by FINOVA in its sole discretion from time to time in writing, (a) all Collateral is and shall continue to be owned by it free and clear of all liens, claims and encumbrances whatsoever and (b) Borrower shall not, without FINOVA's prior written approval, sell, encumber or dispose of or permit the sale, encumbrance or disposal of any Collateral or all or any substantial part of any of its other assets (or any interest of Borrower therein), except for the sale of Inventory and obsolete or unusable equipment in the ordinary course of Borrower's business. In the event FINOVA gives any such prior written approval with respect to any such sale of Collateral, the same may be conditioned on the sale price being equal to, or greater than, an amount acceptable to FINOVA. The proceeds of any such sales of Collateral shall be remitted to FINOVA pursuant to this Agreement for application to the Obligations; provided that Borrower may use the proceeds of permitted Equipment sales to purchase new or replacement Equipment to be used in its business.

       3.9 COLLATERAL SECURITY. The Obligations shall constitute one loan secured by the Collateral. FINOVA may, in its sole discretion, (i) exchange, enforce, waive or release any of the Collateral, (ii) apply Collateral and direct the order or manner of sale thereof as it may determine, and
(iii) settle, compromise, collect or otherwise liquidate any Collateral in any manner without affecting its right to take any other action with respect to any other Collateral.

4.     CONDITIONS OF CLOSING.

       4.1 INITIAL ADVANCE. The obligation of FINOVA to make the initial advance hereunder is subject to the fulfillment, to the satisfaction of FINOVA and its counsel, of each of the following conditions on or prior to the date set forth on the Schedule (or such later date as is set forth in Section 4.1(p) and 4.1(u)):

                      (a) LOAN DOCUMENTS. FINOVA shall have received each of the following Loan Documents: (i) the Agreement fully and properly executed by Borrower; (ii) promissory notes in such amounts and on such terms and
conditions as FINOVA shall specify, executed by Borrower; (iii)   Guaranties
executed by each of the Guarantors; (iv) such security agreements, intellectual property assignments, pledge agreements, mortgages and deeds of trust as FINOVA may reasonably require with respect to this Agreement and any Guaranties, executed by each of the parties thereto and, if applicable, duly acknowledged for recording or filing in the appropriate governmental offices;
(v) Subordination Agreements in form and substance acceptable to FINOVA, executed by each of the Subordinating Creditors, together with copies of all instruments subject thereto showing a legend indicating such subordination;
(vi) such Blocked Account or Dominion Account agreements as it shall determine; and (vii) such other documents, instruments and agreements in connection herewith as FINOVA shall reasonably require, executed, certified and/or acknowledged by such parties as FINOVA shall designate;

                      (b) MINIMUM EXCESS AVAILABILITY. Borrower shall have Excess Availability under the Revolving Credit Loans facility of not less than the amount specified in the Schedule, after paying accounts payable to within the number of days specified on the Schedule, after giving effect to the initial advance hereunder and after giving effect to any applicable Loan Reserves against borrowing availability under the Revolving Credit Loans.

                      (c) TERMINATIONS BY EXISTING LENDER. Borrower's existing lender(s) shall have executed and delivered UCC termination statements and other documentation evidencing the termination of its liens and security interests in the assets of Borrower or a subordination agreement in form and substance satisfactory to FINOVA in its sole discretion;

                      (d) CHARTER DOCUMENTS. FINOVA shall have received copies of Borrower's By-laws and Articles or Certificate of Incorporation, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of Borrower;

                      (e) GOOD STANDING. FINOVA shall have received a certificate of corporate status with respect to Borrower, dated within ten (10) days of the Closing Date, by the Secretary of State of the state of incorporation of Borrower, which certificate shall indicate that Borrower is in good standing in such state;

                      (f) FOREIGN QUALIFICATION. FINOVA shall have received certificates of corporate status with respect to Borrower and each other Loan Party, each dated within ten (10) days of the Closing Date, issued by the Secretary of State of each state in which such party's failure to be duly qualified or licensed would have a material adverse effect on its financial condition or assets, or on the ability of Borrower to collect its Receivables, indicating that such party is in good standing;

                      (g) AUTHORIZING RESOLUTIONS AND INCUMBENCY. FINOVA shall have received a certificate from the Secretary of Borrower attesting to
(i) the adoption of resolutions of Borrower's Board of Directors, and shareholders or members if necessary, authorizing the borrowing of money from FINOVA and execution and delivery of this Agreement and the other Loan Documents to which Borrower is a party, and authorizing specific officers of Borrower to execute same, and (ii) the authenticity of original specimen signatures of such officers;

                      (h) INSURANCE. FINOVA shall have received the insurance certificates and copies of policies required by Section 3.4 hereof, in form and substance satisfactory to FINOVA and its counsel, together with an additional insured endorsement in favor of FINOVA with respect to all liability policies and a lender's loss payable endorsement in favor of FINOVA with respect to all casualty and business interruption policies, each in form and substance acceptable to FINOVA and its counsel;

                      (i) MERGER. Each of CCI's subsidiaries shall have merged with and into CCI, with CCI as the surviving entity, all on terms and in form and substance acceptable to FINOVA.

                      (j) SEARCHES; CERTIFICATES OF TITLE. FINOVA shall have received searches reflecting the filing of its financing statements and fixture filings in such jurisdictions as it shall determine, and shall have received certificates of title with respect to the Collateral which shall have been duly executed in a manner sufficient to perfect all of the security interests granted to FINOVA;

                      (k) LANDLORD, BAILEE AND MORTGAGEE WAIVERS. FINOVA shall have received landlord, bailee and/or mortgagee waivers from the lessors, bailees and/or mortgagees of all locations requested by FINOVA where any Collateral is located;

                      (l) FEES. Borrower shall have paid all fees payable by it on the Closing Date pursuant to this Agreement;

                      (m) OPINION OF COUNSEL. FINOVA shall have received an opinion of Borrower's counsel covering such matters as FINOVA shall determine in its sole discretion;

                      (n) OFFICER CERTIFICATE. FINOVA shall have received a certificate of the President and the Chief Financial Officer or similar official of Borrower, attesting to the accuracy of each of the representations and warranties of Borrower set forth in this Agreement and the fulfillment of all conditions precedent to the initial advance hereunder;

                      (o) SOLVENCY CERTIFICATE. If requested, FINOVA shall have received a signed certificate of the Borrower's duly elected Chief Financial Officer concerning the solvency and financial condition of Borrower, on FINOVA's standard form;

                      (p) DOMINION ACCOUNT. The Dominion Accounts referred to in Section 2.10(c) hereof shall be established to the satisfaction of FINOVA in its sole discretion within 30 days after the Closing Date;

                      (q)   INTENTIONALLY OMITTED.

                      (r)   INTENTIONALLY OMITTED.

                      (s) SEARCH AND REFERENCES. FINOVA shall have received and approved the results of UCC, tax lien, litigation, judgment, and bankruptcy searches regarding Borrower, and shall have received satisfactory customer, vendor and credit reference checks on Borrower.

                      (t)   INTENTIONALLY OMITTED.

                      (u) LIFE INSURANCE. FINOVA shall require that within 30 days after the Closing Date Borrower establish and maintain a life insurance policy on the life of the persons specified in the Schedule in an amount specified in the Schedule (the "LIFE INSURANCE POLICY"). The Life Insurance Policy shall within 30 days after the Closing Date be collaterally assigned to FINOVA (pursuant to an assignment in form satisfactory to FINOVA, hereinafter referred to as the "ASSIGNMENT OF LIFE INSURANCE") and be accepted and acknowledged in writing by the applicable insurer or its authorized representative. Borrower hereby grants to FINOVA a security interest in the Life Insurance Policy, all replacements thereof, any supplementary contract issued in connection therewith, and all proceeds of the foregoing (including without limitation, the beneficiary's interest therein, collectively referred to as the "INSURANCE COLLATERAL") to secure Borrower's payment and performance of all the Obligations. The insurer under the Life Insurance Policy and the terms and conditions of the Life Insurance Policy are subject to the approval of FINOVA. The original of the policy evidencing the Life Insurance Policy, signed by an authorized insurance company representative, shall be delivered to FINOVA at the closing together with a duly executed Collateral Assignment of Life Insurance which has been accepted and acknowledged in writing by the applicable insurer or its authorized representative. The Life Insurance Policy shall require the insurer to provide FINOVA with thirty (30) days advance written notice of any cancellation and/or any material change in coverage. Borrower warrants and represents that it is and will be (throughout the entire term of the Loan) the owner and beneficiary of the Life Insurance Policy. Notwithstanding anything herein to the contrary, upon the maturity of the Life Insurance Policy or upon the death of the individual insured, the proceeds of the Life Insurance Policy shall be paid directly to FINOVA, shall (at the option of FINOVA) be treated as a prepayment and, if treated as a prepayment, shall be applied in order against (a) all of Borrower's Obligations, other than as set forth in the remaining subsections of this paragraph, (b) all costs and expenses of FINOVA in connection with such prepayment, (c) accrued interest, and (d) the unpaid principal balance of the Loans in such manner as FINOVA shall elect. No prepayment premium or Termination Fee shall be due and owing in connection with such prepayment. To the extent that the proceeds of said Life Insurance Policy exceed the amount of Borrower's Obligations, any such excess shall be paid by FINOVA directly to Borrower. Notwithstanding anything to the contrary herein, the obligations, undertakings and representations of Borrower under this
Section 4.1(u) shall survive the Closing Date and shall be a continuing obligation and agreement of Borrower hereunder.

                      (v) NO MATERIAL ADVERSE CHANGES. Between March 31, 1998 and the Closing Date, there shall have occurred no material adverse change in the business, operations, profits or prospects of Borrower or in the condition of the assets of Borrower.

                      (w) MATERIAL AGREEMENTS. FINOVA shall have received, reviewed and approved all material agreements to which Borrower shall be a party.

                      (x)   INTENTIONALLY OMITTED.

                      (y)   INTENTIONALLY OMITTED.

                      (z) ADA COMPLIANCE. If necessary, as of the Closing Date, Borrower shall be in compliance in all material respects with the Americans with Disabilities Act of 1990 ("ADA") or, if any renovations of Borrower's facilities or modifications of Borrower's employment practices shall be required to bring them into compliance with the ADA, review and reasonable approval by FINOVA of Borrower's proposed plan to come into such compliance. Borrower shall deliver representations and warranties to FINOVA concerning Borrower's compliance in all material respects with the ADA, and no evidence shall have come to the attention of FINOVA indicating that Borrower is not in compliance with the ADA (except to the extent that FINOVA has reviewed and approved Borrower's plan to come into compliance).

                      (aa)  INTENTIONALLY OMITTED.

                      (bb) STOCK PLEDGE. The Pledgor under the Stock Pledge Agreement ("PLEDGOR") of even date herewith ("STOCK PLEDGE AGREEMENT") shall have executed and delivered the Stock Pledge Agreement, pledging in favor of FINOVA all of the issued and outstanding common capital stock of CCI and Posnet. FINOVA shall be in possession on the Closing Date of original stock certificates evidencing the shares of stock so pledged to FINOVA, and of undated stock powers and Assignments Apart from Certificate, executed in blank by Pledgor with respect to all such shares.

                      (cc)  INTENTIONALLY OMITTED.

                      (dd)  INTENTIONALLY OMITTED.

                      (ee)  INTENTIONALLY OMITTED.

                      (ff) TRANSACTION COSTS. Borrower shall provide to FINOVA a complete, itemized summary of all broker's fees or costs of investment bankers paid or incurred by Borrower in connection with the making of the Loans.

                      (gg) SCHEDULE CONDITIONS. Borrower shall have complied with all additional conditions precedent as set forth in the Schedule attached hereto.

                      (hh) OTHER MATTERS. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed and recorded and shall be in form and substance satisfactory to FINOVA and its counsel including, without limitation, each of the items listed on the Closing Checklist attached as EXHIBIT 4.1 hereto.

       4.2 SUBSEQUENT ADVANCES. The obligation of FINOVA to make any advance hereunder (including the initial advance) shall be subject to the further conditions precedent that, on and as of the date of such advance: (a) the representations and warranties of Borrower set forth in this Agreement shall be accurate, before and after giving effect to such advance and to the application of any proceeds thereof; (b) no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default has occurred and is continuing, or would result from such advance or from the application of any proceeds thereof; (c) no material adverse change has occurred in the Borrower's business, operations, financial condition, in the condition of the Collateral or other assets of Borrower or in the prospect of repayment of the Obligations; and (d) FINOVA shall have received such other approvals, opinions or documents as FINOVA shall reasonably request.

5.     REPRESENTATIONS AND WARRANTIES.

              Borrower represents and warrants that:

       5.1 DUE ORGANIZATION. It is a corporation duly organized, validly existing and in good standing under the laws of the State set forth on the Schedule, is qualified and authorized to do business and is in good standing in all states in which such qualification and good standing are necessary in order for it to conduct its business and own its property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect, and has all requisite power and authority to conduct its business as presently conducted, to own its property and to execute and deliver each of the Loan Documents to which it is a party and perform all of its Obligations thereunder, and has not taken any steps to wind-up, dissolve or otherwise liquidate its assets;

       5.2 OTHER NAMES. Borrower has not, during the preceding five (5) years, been known by or used any other corporate or fictitious name except as set forth on the Schedule, nor has Borrower been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person during such time (other than (a) the December 1997 acquisition by Javelin of the stock of CCI and Posnet and (b) the merger contemplated by
Section 4.1(i) hereof);

       5.3 DUE AUTHORIZATION. The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been authorized by all necessary corporate action and do not and shall not constitute a violation of any applicable law or of Borrower's Articles or Certificate of Incorporation or By-Laws or any other document, agreement or instrument to which Borrower is a party or by which Borrower or its assets are bound;

       5.4 BINDING OBLIGATION. Each of the Loan Documents to which Borrower is a party is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally or by the application of equitable principles;

       5.5 INTANGIBLE PROPERTY. Borrower possesses adequate assets, licenses, patents, patent applications, copyrights, trademarks, trademark applications and trade names for the present and planned future conduct of its business without any known conflict with the rights of others, and each is valid and, to the extent Borrower has, in accordance with Section 6.1.15 hereof or in the exercise of its business judgment determined to register or file the same, has been duly registered or filed with the appropriate governmental authorities; each of Borrower's patents, patent applications, copyrights, trademarks and trademark applications which have been registered or filed with any governmental authority (including the U.S. Patent and Trademark Office and the Library of Congress) are listed by name, date and filing number on the Schedule;

       5.6 CAPITAL. Borrower has capital sufficient to conduct its business, is able to pay its debts as they mature, and owns property having a fair salable value greater than the amount required to pay all of its debts (including contingent debts);

       5.7 MATERIAL LITIGATION. Borrower has no pending or overtly threatened litigation, actions or proceedings which would materially and adversely affect its business, assets, operations, prospects or condition, financial or otherwise, or the Collateral or any of FINOVA's interests therein;

       5.8 TITLE; SECURITY INTERESTS OF FINOVA. Borrower has good and merchantable title to the Collateral and, upon the execution and delivery of the Loan Documents, the filing of UCC-1 Financing Statements, delivery of the certificate(s) evidencing any pledged securities, the filing of any collateral assignments or security agreements regarding Trademarks, Copyrights, Licenses and/or Patents, if any, with the appropriate governmental offices and the recording of any mortgages or deeds of trust with respect to real property, in each case in the appropriate offices, this Agreement and such documents shall create valid and perfected first priority liens in the Collateral, subject only to Permitted Encumbrances;

       5.9 RESTRICTIVE AGREEMENTS; LABOR CONTRACTS. Borrower is not a party or subject to any contract or subject to any charge, corporate restriction, judgment, decree or order materially and adversely affecting its business, assets, operations, prospects or condition, financial or otherwise, or which restricts its right or ability to incur Indebtedness, and it is not party to any labor dispute. In addition, no labor contract is scheduled to expire during the Initial Term of this Agreement, except as disclosed to FINOVA in writing prior to the date hereof;

       5.10 LAWS. Borrower is not in violation of any applicable statute, regulation, ordinance or any order of any court, tribunal or governmental agency, in any respect materially and adversely affecting the Collateral or its business, assets, operations, prospects or condition, financial or otherwise;

       5.11 CONSENTS. Borrower has obtained or caused to be obtained or issued any required consent of a governmental agency or other Person in connection with the financing contemplated hereby;

       5.12 DEFAULTS. Borrower is not in default with respect to any note, indenture, loan agreement, mortgage, lease, deed or other agreement to which it is a party or by which it or its assets are bound, having an aggregate amount outstanding of at least $100,000, nor has any event occurred which, with the giving of notice or the lapse of time, or both, would cause such a default;

       5.13 FINANCIAL CONDITION. The Prepared Financials fairly present Borrower's financial condition and results of operations and those of such other Persons described therein as of the date thereof in accordance with GAAP; there are no material omissions from the Prepared Financials or other material facts or circumstances not reflected in the Prepared Financials; and there has been no material and adverse change in such financial condition or operations since the date of the initial Prepared Financials delivered to FINOVA hereunder;

       5.14 ERISA. The Borrower and any Plans are in compliance in all material respects with the provisions of ERISA and the qualification requirements of IRC Section 401(a) and Borrower has received no notice indicating that it or any Plan does not so comply. No notice of intent to terminate a Plan has been filed under Section 4041 of ERISA, nor has any Plan been terminated under ERISA.

The PBGC has not instituted proceedings to terminate, or appointed a trustee to administer, a Plan. No lien upon the assets of Borrower has arisen with respect to a Plan. No Prohibited Transaction or Reportable Event has occurred with respect to a Plan. Neither Borrower nor any ERISA Affiliate has incurred any withdrawal liability with respect to any Multiemployer Plan. Borrower and each ERISA Affiliate have made all contributions required to be made by them to any Plan or Multiemployer Plan when due. There is no accumulated funding deficiency in any Plan, whether or not waived;

       5.15 TAXES. Borrower has filed all tax returns and such other reports as it is required by law to file and has paid or made adequate provision for the payment on or prior to the date when due of all taxes, assessments and similar charges that are due and payable, except to the extent Borrower in good faith and by appropriate proceedings is contesting its liability thereunder and has fully reserved such amounts in its financial statements, provided that in any such case no lien could arise in favor of a taxing authority, which lien could impair the enforceability or priority of FINOVA's security interest in the Collateral;

       5.16 LOCATIONS; FEDERAL TAX ID NO. Borrower's chief executive office and the offices and locations where it keeps the Collateral (except for Inventory in transit) are at the locations set forth on the Schedule, except to the extent that such locations may have been changed after notice to FINOVA in accordance with Section 6.4 hereof; Borrower's federal tax identification number is as shown on the Schedule;

       5.17 BUSINESS RELATIONSHIPS. There exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrower, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially and adversely affect Borrower or prevent Borrower from conducting such business after the consummation of the transactions contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted;

       5.18 YEAR 2000. Borrower has taken all action necessary to assure that there will be no material adverse change to Borrower's business by reason of the advent of the year 2000, including without limitation that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999; and

       5.19 REAFFIRMATIONS. Each request for a loan made by Borrower pursuant to this Agreement shall constitute (i) an automatic representation and warranty by Borrower to FINOVA that there does not then exist any Event of Default and
(ii) a reaffirmation as of the date of said request of all of the representations and warranties of Borrower contained in this Agreement and the other Loan Documents.

6.     COVENANTS.

       6.1 AFFIRMATIVE COVENANTS. Borrower covenants that, so long as any Obligation remains outstanding and this Agreement is in effect, it shall:

              6.1.1 TAXES. File all tax returns and pay or make adequate provision for the payment of all taxes, assessments and other charges on or prior to the date when due, except to the extent Borrower in good faith and by appropriate proceedings is contesting its liability thereunder and has fully reserved such amounts in its financial statements, provided that in any such case no lien could arise in favor of a taxing authority, which lien could impair the enforceability or priority of FINOVA's security interest in the Collateral;

              6.1.2 NOTICE OF LITIGATION. Promptly notify FINOVA in writing of any litigation, suit or administrative proceeding which may materially and adversely affect the Collateral or Borrower's business, assets, operations, prospects or condition, financial or otherwise, whether or not the claim is covered by insurance;

              6.1.3 ERISA. Notify FINOVA in writing (i) promptly upon the occurrence of any Reportable Event with respect to a Plan, other than a termination, partial termination or merger of a Plan or a transfer of a Plan's assets and (ii) prior to any termination, partial termination or merger of a Plan or a transfer of a Plan's assets;

              6.1.4 CHANGE IN LOCATION. Notify FINOVA in writing thirty (30) days prior to any change in the location of Borrower's chief executive office or the location of any Collateral, or Borrower's opening or closing of any other place of business;

              6.1.5 CORPORATE EXISTENCE. Maintain its corporate existence and its qualification to do business and good standing in all states necessary for the conduct of its business and the ownership of its property and maintain adequate assets, licenses, patents, copyrights, trademarks and trade names for the conduct of its business;

              6.1.6 LABOR DISPUTES. Promptly notify FINOVA in writing of any labor dispute to which Borrower is or may become subject and the expiration of any labor contract to which Borrower is a party or bound;

              6.1.7 VIOLATIONS OF LAW. Promptly notify FINOVA in writing of any violation of any law, statute, regulation or ordinance of any governmental entity, or of any agency thereof, applicable to Borrower and of which Borrower becomes aware which may materially and adversely affect the Collateral or Borrower's business, assets, prospects, operations or condition, financial or otherwise;

              6.1.8 DEFAULTS. Notify FINOVA in writing within five (5) Business Days of Borrower's default under any note, indenture, loan agreement, mortgage, lease or other agreement to which Borrower is a party or by which Borrower is bound, or of any other default under any Indebtedness of Borrower under which at least $25,000 remains outstanding;

              6.1.9 CAPITAL EXPENDITURES. Promptly notify FINOVA in writing of the making of any Capital Expenditure in excess of $100,000;

              6.1.10 BOOKS AND RECORDS. Keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP, reflecting all of its financial transactions;

              6.1.11 LEASES; WAREHOUSE AGREEMENTS. Provide FINOVA, promptly after entering into any Lease, storage agreement, or similar arrangement, with
(i) copies of all agreements between Borrower and any landlord, warehouseman or bailee which owns any premises at which any Collateral may, from time to time, be located (whether for processing, storage or otherwise), and (ii) without limiting the landlord, bailee and/or mortgagee waivers to be provided pursuant to Section 4.1(k) hereof, additional landlord, bailee and/or mortgagee waivers in form acceptable to FINOVA with respect to all locations reasonably requested by FINOVA where any Collateral is hereafter located. In addition, Javelin covenants that it will not modify, nor will it permit the modification of, its lease for the Irvine, California facility on terms less favorable to Javelin;

              6.1.12 ADDITIONAL DOCUMENTS. At FINOVA's reasonable request, promptly execute or cause to be executed and delivered to FINOVA any and all documents, instruments or agreements deemed necessary by FINOVA to facilitate the collection of the Obligations or the Collateral or otherwise to give effect to or carry out the terms or intent of this Agreement or any of the other Loan Documents. Without limiting the generality of the foregoing, if any of the Receivables with a face value in excess of $25,000 arises out of a contract with the United States of America or any department, agency, subdivision or instrumentality thereof, Borrower shall promptly notify FINOVA of such fact in writing;

              6.1.13 FINANCIAL COVENANTS. Comply with the financial covenants set forth on the Schedule;

              6.1.14 YEAR 2000. Borrower shall take all action necessary to assure that there will be no material adverse change to Borrower's business by reason of the advent of the year 2000, including without limitation that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999. At FINOVA's reasonable request, Borrower shall provide to FINOVA assurance reasonably acceptable to FINOVA that Borrower's computer-based systems, embedded microchips and other processing capabilities are year 2000 compatible;

              6.1.15 COPYRIGHTS. Borrower shall promptly and duly register with the United States Copyright Office all of Borrower's copyrightable material, unless FINOVA consents in writing to Borrower's election not to so register such material; and

              6.1.16 LOCATIONS OF COLLATERAL; WAIVERS. Not later than June 30, 1998, all Collateral pledged by Javelin and Posnet will be situated at 17891 Cartwright Road, Irvine, California 92614, and Borrower shall have delivered to FINOVA a landlord waiver duly executed and notarized by the owner of such real property, and not later than September 5, 1998, all Collateral pledged by CCI will be situated at CCI's new Earth City, Missouri location, and Borrower shall have delivered to FINOVA a landlord waiver duly executed and notarized by the owner of such real property, each such landlord waiver to be acceptable to FINOVA in its discretion. Without limiting the foregoing, FINOVA shall establish a Loan Reserve against CCI's revolving line of credit in an amount equal to three months' rent at 13739 Rider Trail North, Earth City, Missouri, such Loan Reserve to remain in place until CCI has completed its move to the new location. Until such move has been completed, CCI shall deliver to FINOVA each month a copy of its rent check for the 13739 Rider Trail North location.

       6.2 NEGATIVE COVENANTS. Without FINOVA's prior written consent, so long as any Obligation remains outstanding and this Agreement is in effect, Borrower shall not:

              6.2.1 MERGERS. Merge or consolidate with (other than the merger of CCI and/or Posnet with and into Javelin, so long as Javelin is the surviving entity and FINOVA has received not less than ten Business Days prior notice of such merger) or acquire any other Person, or make any other material change in its capital structure or in its business or operations which might have a Material Adverse Effect;

              6.2.2 LOANS. Make advances, loans or extensions of credit to (other than trade credit in the ordinary course of Borrower's business, consistent with past practice), or invest in, any Person, except for loans or cash advances to employees which are permitted in the Schedule;

              6.2.3 DIVIDENDS. Declare or pay cash dividends upon any of its stock or distribute any of its property or redeem, retire, purchase or acquire directly or indirectly any of its stock; PROVIDED THAT Javelin may pay cash dividends on its common stock if, and only if, both immediately before and immediately after giving effect to such distribution (i) no Default or Event of Default exists, (ii) Borrower has Excess Availability of not less than $1,500,000, and (iii) Borrower's Total Debt Service Coverage Ratio is not less than 1.5:1.0;

              6.2.4 ADVERSE TRANSACTIONS. Enter into any transaction which materially and adversely affects the Collateral or its ability to repay the Obligations in full as and when due;

              6.2.5 INDEBTEDNESS OF OTHERS. Guarantee or become directly or contingently liable for the Indebtedness of any Person, except by endorsement of instruments for deposit and except for the existing guarantees made by Borrower prior to the date hereof, if any, which are set forth in the Schedule and the Guaranties in favor of FINOVA;

              6.2.6 REPURCHASE. Make a sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or any other repurchase or return basis, other than sales to Nimax, Inc. and Scansource, Inc. pursuant to which such customers have the option, on a quarterly basis, to return inventory, but only so long as (i) such customer is required to place an offsetting order of equal or greater value, and (ii) the maximum return in any given quarter is limited to 15% of the prior quarter's net sales to such customer; PROVIDED that if Borrower's Senior Debt Service Coverage Ratio is below 1.3:1.0 at any time, FINOVA may (in addition to its other rights and remedies hereunder) consider such Receivables ineligible or create appropriate Loan Reserves.

              6.2.7 NAME. Use any corporate or fictitious name other than its corporate name as set forth in its Articles or Certificate of Incorporation on the date hereof or as set forth on the Schedule;

              6.2.8 PREPAYMENT. Prepay any Indebtedness other than trade payables and other than the Obligations;

              6.2.9 CAPITAL EXPENDITURE. Make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by Borrower in any fiscal year would exceed the amount set forth on the Schedule;

              6.2.10 COMPENSATION. Pay total compensation, including salaries, withdrawals, fees, bonuses, commissions, drawing accounts and other payments, whether directly or indirectly, in money or otherwise, during any fiscal year to all of Borrower's executives, officers and directors (or any relative thereof) in an amount in excess of the amount set forth on the Schedule;

              6.2.11 INDEBTEDNESS. Create, incur, assume or permit to exist any Indebtedness (including Indebtedness in connection with Capital Leases) in excess of the amount set forth on the Schedule, other than (i) the Obligations,
(ii) trade payables and other contractual obligations to suppliers and customers incurred in the ordinary course of business, and (iii) other Indebtedness existing on the date of this Agreement and reflected in the Prepared Financials (except Indebtedness paid on the date of this Agreement from proceeds of the initial advances hereunder), and (iv) Subordinated Debt;

              6.2.12 AFFILIATE TRANSACTIONS. Except as set forth below, sell, transfer, distribute or pay any money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or Indebtedness, or any property, of any Affiliate, or become liable on any guaranty of the indebtedness, dividends or other obligations of any Affiliate (other than pursuant to the Guaranties in favor of FINOVA and the unsecured guaranty, if any, by Javelin of lease payments owing by Javelin Systems Europe, Ltd.). Notwithstanding the foregoing, Borrower may pay compensation permitted by Section 6.2.10 to employees who are Affiliates and, if no Event of Default has occurred, each company comprising Borrower may (i) engage in transactions with Affiliates in the normal course of business, in amounts and upon terms which are fully disclosed to FINOVA and which are no less favorable to such company than would be obtainable in a comparable arm's length transaction with a Person who is not an Affiliate, (ii) make transfers to another company comprising Borrower, provided that the aggregate amount of such transfers by any such company do not exceed $150,000 (in cash or fair market value of property) in any 12 consecutive month period, and (iii) make loans to another company comprising Borrower, provided that the aggregate outstanding amount of such loans by any such company do not exceed $150,000 (in cash or fair market value of property) at any time;

              6.2.13 NATURE OF BUSINESS. Enter into any new business or make any material change in any of Borrower's business objectives, purposes or operations;

              6.2.14 FINOVA'S NAME. Use the name of FINOVA in connection with any of Borrower's business or activities, except in connection with internal business matters or as required in dealings with governmental agencies and financial institutions or with trade creditors of Borrower, solely for credit reference purposes; or

              6.2.15 MARGIN SECURITY. Borrower will not (and has not in the past) engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G or Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Loan or other advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock, or in any manner which might cause such Loan or other advance or the application of such proceeds to violate (or require any regulatory filing under) Regulation G, Regulation T, Regulation U, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System, in each case as in effect on the date or dates of such Loan or other advance and such use of proceeds. Further, no proceeds of any Loan or other advance will be used to acquire any security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

              6.2.16 REAL PROPERTY. Purchase or acquire any real property without FINOVA's prior written consent, which consent shall not be unreasonably withheld but a condition of which consent may at FINOVA's election include delivery of appropriate environmental reports and analysis, in form and substance satisfactory to FINOVA and its counsel.

7.     DEFAULT AND REMEDIES.

       7.1 EVENTS OF DEFAULT. Any one or more of the following events shall constitute an Event of Default under this Agreement:

                      (a) Borrower fails to pay when due and payable any portion of the Obligations at stated maturity, upon acceleration or otherwise (subject to the proviso at the end of the first sentence of Section 2.3 hereof);


                      (b) (i) Borrower fails or neglects to perform, keep or observe any covenant contained in Sections 6.1.1, 6.1.4, 6.1.5, 6.1.14, 6.1.16 or 6.2.2, or the Net Worth or Current Ratio Covenants set forth on the Schedule, and such failure or neglect shall continue for more than five (5) days after such performance was due, or if such failure is not suspectible to cure within such period, Borrower shall have such additional time as is reasonably required to effect such cure, not to exceed ten (10) additional days; or (ii) Borrower or any Guarantor fails or neglects to perform, keep, or observe any other Obligation including, but not limited to, any other term, provision, condition, covenant or agreement contained in any Loan Document to which Borrower or such other Loan Party is a party;

                      (c) Any material adverse change occurs in Borrower's business, assets, operations, prospects or condition, financial or otherwise (on a consolidated basis);

                      (d) The prospect of repayment of any portion of the Obligations or the value or priority of FINOVA's security interest in the Collateral is materially impaired;

                      (e) Any portion of Borrower's assets with an aggregate value in excess of $50,000 is seized, attached, subjected to a writ or distress warrant, is levied upon or comes into the possession of any judicial officer;

                      (f) Borrower shall generally not pay its debts as they become due or shall enter into any agreement (whether written or oral), or offer to enter into any agreement, with all or a significant number of its creditors regarding any moratorium or other indulgence with respect to its debts or the participation of such creditors or their representatives in the supervision, management or control of the business of Borrower;

                      (g) Any bankruptcy or other insolvency proceeding is commenced by Borrower, or any such proceeding is commenced against Borrower and remains undischarged or unstayed for forty-five (45) days;

                      (h) Any notice of lien, levy or assessment is filed of record with respect to any of Borrower's assets with an aggregate value in excess of $50,000;

                      (i) Any judgments are entered against Borrower in an aggregate amount exceeding $50,000 in any fiscal year;

                      (j) Any default shall occur under (i) any material agreement between Borrower and any third party, which default could reasonably be expected to have a Material Adverse Effect, including, without limitation, any default which would result in a right by such third party to accelerate the maturity of any Indebtedness of Borrower to such third party having an aggregate amount outstanding of at least $50,000, or (ii) any Subordinated Debt;

                      (k) Any representation or warranty made or deemed to be made by Borrower or any Guarantor, any Affiliate or any other Loan Party in any Loan Document or any other statement, document or report made or delivered to FINOVA in connection therewith shall prove to have been misleading in any material respect;

                      (l) Any Guarantor terminates or attempts to terminate its Guaranty or any security therefor or becomes subject to any bankruptcy or other insolvency proceeding;

                      (m) Any of the following which could have a material adverse effect on the financial condition of Borrower: any Prohibited Transaction or any Reportable Event shall occur with respect to a Plan; any lien upon the assets of Borrower in connection with any Plan shall arise; Borrower or any of its ERISA Affiliates shall fail to make full payment when due of all amounts which Borrower or any of its ERISA Affiliates may be required to pay to any Plan or any Multiemployer Plan as one or more contributions thereto; Borrower or any of its ERISA Affiliates creates or permits the creation of any accumulated funding deficiency in any Plan, whether or not waived; or

                      (n) Any one of the Horace Hertz, Richard P. Stack or C. Norman Campbell shall cease to be employed by Borrower in an executive capacity, and Borrower shall fail to replace such person within 90 days with a person reasonably acceptable to FINOVA.

              NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, FINOVA RESERVES THE RIGHT TO CEASE MAKING ANY LOANS DURING ANY CURE PERIOD STATED ABOVE, AND THEREAFTER IF AN EVENT OF DEFAULT HAS OCCURRED.

       7.2 REMEDIES. Upon the occurrence of an Event of Default, FINOVA may, at its option and in its sole discretion and in addition to all of its other rights under the Loan Documents, cease making Loans, terminate this Agreement and/or declare all of the Obligations to be immediately payable in full. Borrower agrees that FINOVA shall also have all of its rights and remedies under applicable law, including, without limitation, the default rights and remedies of a secured party under the Code, and upon the occurrence of an Event of Default Borrower hereby consents to the appointment of a receiver by FINOVA in any action initiated by FINOVA pursuant to this Agreement and to the jurisdiction and venue set forth in Section 9.26 hereof, and Borrower waives notice and posting of a bond in connection therewith. Further, FINOVA may, at any time, take possession of the Collateral and keep it on Borrower's premises, at no cost to FINOVA, or remove any part of it to such other place(s) as FINOVA may desire, or Borrower shall, upon FINOVA's demand, at Borrower's sole cost, assemble the Collateral and make it available to FINOVA at a place reasonably convenient to FINOVA. FINOVA may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as FINOVA deems advisable, at FINOVA's discretion, and may, if FINOVA deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Borrower agrees that FINOVA has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. FINOVA is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, name, trade secrets, trade names, trademarks and advertising matter, or any similar property, in completing production, advertising or selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to FINOVA's benefit. Any requirement of reasonable notice shall be met if such notice is mailed postage prepaid to Borrower at its address set forth in the heading to this Agreement at least five (5) days before sale or other disposition. The proceeds of sale shall be applied, first, to all attorneys fees and other expenses of sale, and second, to the Obligations in such order as FINOVA shall elect, in its sole discretion. FINOVA shall return any excess to Borrower and Borrower shall remain liable for any deficiency to the fullest extent permitted by law.

       7.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. Borrower and FINOVA agree that the following conduct by FINOVA with respect to any disposition of Collateral shall conclusively be deemed commercially reasonable (but other conduct by FINOVA, including, but not limited to, FINOVA's use in its sole discretion of other or different times, places and manners of noticing and conducting any disposition of Collateral shall not be deemed unreasonable): Any public or private disposition: (i) which is conducted at any place designated by FINOVA, with or without the Collateral being present; and (ii) which commences
at any time between 8:00 a.m. and 5:00 p.m.   Without limiting the generality of
the foregoing, Borrower expressly agrees that, with respect to any disposition of accounts, instruments and general intangibles, it shall be commercially reasonable for FINOVA to direct any prospective purchaser thereof to ascertain directly from Borrower any and all information concerning the same, including, but not limited to, the terms of payment, aging and delinquency, if any, the financial condition of any obligor or account debtor thereon or guarantor thereof, and any collateral therefor.

8.     EXPENSES AND INDEMNITIES

       8.1 EXPENSES. Borrower covenants that, so long as any Obligation remains outstanding and this Agreement remains in effect, it shall promptly reimburse FINOVA for all reasonable costs, fees and expenses incurred by FINOVA in connection with the negotiation, preparation, execution, delivery, administration and enforcement of each of the Loan Documents, including, but not limited to, the attorneys' and paralegals' fees of in-house and outside counsel, expert witness fees, lien, title search and insurance fees, appraisal fees, all charges and expenses incurred in connection with any and all environmental reports and environmental remediation activities, and all other costs, expenses, taxes and filing or recording fees payable in connection with the transactions contemplated by this Agreement, including without limitation all such costs, fees and expenses as FINOVA shall incur or for which FINOVA shall become obligated in connection with (i) any inspection or verification of the Collateral, (ii) any proceeding relating to the Loan Documents or the Collateral, (iii) actions taken with respect to the Collateral and FINOVA's security interest therein, including, without limitation, the defense or prosecution of any action involving FINOVA and Borrower or any third party,
(iv) enforcement of any of FINOVA's rights and remedies with respect to the Obligations or Collateral and (v) consultation with FINOVA's attorneys and participation in any workout, bankruptcy or other insolvency or other proceeding involving any Loan Party or any Affiliate, whether or not suit is filed or the issues are peculiar to federal bankruptcy or state insolvency laws. Borrower shall also pay all FINOVA charges in connection with bank wire transfers, forwarding of loan proceeds, deposits of checks and other items of payment, returned checks, establishment and maintenance of Dominion Accounts, and all other bank and administrative matters, in accordance with FINOVA's schedule of bank and administrative fees and charges in effect from time to time.

       8.2 ENVIRONMENTAL MATTERS. The Environmental Certificates executed by each of Javelin, CCI and Posnet, each dated on or about the date of this Agreement, are incorporated herein for all purposes as if fully stated in this Agreement.

9.     MISCELLANEOUS.

       9.1    EXAMINATION OF RECORDS; FINANCIAL REPORTING.

                      (a) EXAMINATIONS. FINOVA shall at all reasonable times and upon reasonable notice have full access to and the right to examine, audit, make abstracts and copies from and inspect Borrower's records, files, books of account and all other documents, instruments and agreements relating to the Collateral and the right to check, test and appraise the Collateral; PROVIDED, that FINOVA shall have such access and other rights at any time, with or without notice to Borrower, during the continuance of an Event of Default or at any time that FINOVA reasonably believes that a fraud or other material breach has occurred. Borrower shall deliver to FINOVA any instrument necessary for FINOVA to obtain records from any service bureau maintaining records for Borrower. All instruments and certificates prepared by Borrower showing the value of any of the Collateral shall be accompanied, upon FINOVA's request, by copies of related purchase orders and invoices. FINOVA may, at any time after the occurrence of an Event of Default, remove from Borrower's premises Borrower's books and records (or copies thereof) or require Borrower to deliver such books and records or copies to FINOVA. Borrower shall have no liability for more than four audits during any calendar year in which no Event of Default occurred or was continuing (for purposes of such limitation, an audit of Borrower shall consist of an audit of each of Javelin, CCI and Posnet, whether or not conducted concurrently). FINOVA may, without expense to FINOVA, use such of Borrower's personnel, supplies and premises as may be reasonably necessary for maintaining or enforcing FINOVA's security interest.

                      (b) REPORTING REQUIREMENTS. Borrower shall furnish FINOVA, upon request, such information and statements as FINOVA shall reasonably request from time to time regarding Borrower's business affairs, financial condition and the results of its operations. Without limiting the generality of the foregoing, Borrower shall provide FINOVA with: (i) FINOVA's standard form collateral and loan report, daily, and upon FINOVA's request, copies of sales journals, cash receipt journals, and deposit slips; (ii) upon FINOVA's request, copies of sales invoices, customer statements and credit memoranda issued, remittance advices and reports; (iii) copies of shipping and delivery documents, upon request; (iv) on or prior to the date set forth on the Schedule, monthly agings (aged from invoice date) and reconciliations of Receivables (with listings of concentrated accounts), payables reports, inventory reports, compliance certificates and unaudited financial statements with respect to the prior month prepared on a basis consistent with such statements prepared in prior months and otherwise in accordance with GAAP; (v) audited annual consolidated and consolidating financial statements, prepared in accordance with GAAP applied on a basis consistent with the most recent Prepared Financials provided to FINOVA by Borrower, including balance sheets, income and cash flow statements, accompanied by the unqualified report thereon of independent certified public accountants acceptable to FINOVA, as soon as available, and in any event, within ninety (90) days after the end of each of Borrower's fiscal years; (vi) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Javelin has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which Javelin files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange; and (vii) such certificates relating to the foregoing as FINOVA may reasonably request, including, without limitation, a monthly certificate from the president and the chief financial officer of Borrower showing Borrower's compliance with each of the financial covenants set forth in this Agreement, and stating whether any Event of Default has occurred or event which, with giving of notice or the passage of time, or both, would constitute an Event of Default, and if so, the steps being taken to prevent or cure such Event of Default. All reports or financial statements submitted by Borrower shall be in reasonable detail and shall be certified by the principal financial officer of Borrower as being complete and correct.

       9.2    TERM; TERMINATION.

                      (a) TERM. The Initial Term of the Revolving Credit Loans facility and the obligation of FINOVA to made advances with respect thereto in accordance with this Agreement shall be as set forth on the Schedule, and the Revolving Credit Loans facility and this Agreement shall be automatically renewed for one or more Renewal Term(s) as set forth in the Schedule, unless earlier terminated as provided herein.

                      (b) PRIOR NOTICE. Each party shall have the right to terminate this Agreement effective at the end of the Initial Term or at the end of any Renewal Term by giving the other party written notice not less than sixty
(60) days prior to the effective date of such termination, by registered or certified mail.

                      (c) PAYMENT IN FULL. Upon the effective date of termination, the Obligations shall become immediately due and payable in full in cash.

                      (d) EARLY TERMINATION; TERMINATION FEE. In addition to the procedure set forth in Section 9.2(b), Borrower may terminate this Agreement at any time but only upon sixty (60) days' prior written notice and prepayment of the Obligations. Upon any such early voluntary termination by Borrower or any termination of this Agreement by FINOVA upon the occurrence of an Event of Default, then, and in any such event, Borrower shall pay to FINOVA upon the effective date of such termination a fee (the "TERMINATION FEE") in an amount equal to the amount shown on the Schedule; PROVIDED, HOWEVER, that if Borrower terminates this Agreement within one hundred twenty (120) days after an assignment by FINOVA contemplated by clause (iii) of the third sentence of
Section 9.7, after giving proper notice pursuant to Section 9.2(b), no Termination Fee shall be payable.

       9.3 RECOURSE TO SECURITY; CERTAIN WAIVERS. All Obligations shall be payable by Borrower as provided for herein and, in full, at the termination of this Agreement; recourse to security shall not be required at any time. Borrower waives presentment and protest of any instrument and notice thereof, notice of default and, to the extent permitted by applicable law, all other notices to which Borrower might otherwise be entitled.

       9.4 NO WAIVER BY FINOVA. Neither FINOVA's failure to exercise any right, remedy or option under this Agreement, any supplement, the Loan Documents or other agreement between FINOVA and Borrower nor any delay by FINOVA in exercising the same shall operate as a waiver. No waiver by FINOVA shall be effective unless in writing and then only to the extent stated. No waiver by FINOVA shall affect its right to require strict performance of this Agreement. FINOVA's rights and remedies shall be cumulative and not exclusive.

       9.5 BINDING ON SUCCESSOR AND ASSIGNS. All terms, conditions, promises, covenants, provisions and warranties shall inure to the benefit of and bind FINOVA's and

Borrower's respective representatives, successors and assigns.

       9.6 SEVERABILITY. If any provision of this Agreement shall be prohibited or invalid under applicable law, it shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

       9.7 AMENDMENTS; ASSIGNMENTS. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Borrower and FINOVA. Borrower may not sell, assign or transfer any interest in this Agreement or any other Loan Document, or any portion thereof, including, without limitation, any of Borrower's rights, title, interests, remedies, powers and duties hereunder or thereunder. FINOVA may, at any time or times hereafter, without Borrower's consent (i) sell participations in this Agreement and the other Loan Documents, (ii) assign, sell, transfer or otherwise dispose of all or any part of this Agreement and the other Loan Documents, so long as FINOVA serves as agent for purposes of managing the Loans, and (iii) assign, sell, transfer or otherwise dispose of all of this Agreement and the other Loan Documents in connection with a sale of all or substantially all of FINOVA's Los Angeles based loan portfolio or in connection with a merger by or acquisition of FINOVA, in each case including, without limitation, FINOVA's rights, title, interests, remedies, powers and duties hereunder or thereunder. In connection therewith, FINOVA may disclose all documents and information which FINOVA now or hereafter may have relating to Borrower or Borrower's business provided that such Person has previously agreed to be bound by the confidentiality provisions contained in Section 9.28. To the extent that FINOVA assigns its rights and obligations hereunder to a third party, FINOVA shall thereafter be released from such assigned obligations to Borrower and such assignment shall effect a novation between Borrower and such third party.

       9.8 INTEGRATION. This Agreement, together with the Schedule (which is a part hereof) and the other Loan Documents, reflect the entire understanding of the parties with respect to the transactions contemplated hereby and supercede any prior or contemporaneous agreements between or among the parties.

       9.9 SURVIVAL. All of the representations and warranties of Borrower contained in this Agreement shall survive the execution, delivery and acceptance of this Agreement by the parties. No termination of this Agreement or of any guaranty of the Obligations shall affect or impair the powers, obligations, duties, rights, representations, warranties or liabilities of the parties hereto and all shall survive such termination.

       9.10 EVIDENCE OF OBLIGATIONS. Each Obligation may, in FINOVA's discretion, be evidenced by notes or other instruments issued or made by Borrower to FINOVA. If not so evidenced, such Obligation shall be evidenced solely by entries upon FINOVA's books and records.

       9.11 LOAN REQUESTS. Each oral or written request for a loan by any Person who purports to be any employee, officer or authorized agent of Borrower shall be made to FINOVA on or prior to 11:00 a.m., Pacific time, on the Business Day on which the proceeds thereof are requested to be paid to Borrower and shall be conclusively presumed to be made by a Person authorized by Borrower to do so and the crediting of a loan to Borrower's operating account shall conclusively establish Borrower's obligation to repay such loan. Unless and until Borrower otherwise directs FINOVA in writing, all loans shall be wired to Borrower's operating account set forth on the Schedule.

       9.12 NOTICES. Any notice required hereunder shall be in writing and addressed to the Borrower and FINOVA at their addresses set forth at the beginning of this Agreement. Notice properly given to Javelin shall be proper notice also to CCI and Posnet. Notices hereunder shall be deemed received on the earlier of receipt, whether by mail, personal delivery, facsimile, or otherwise, or upon deposit in the United States mail, postage prepaid.

       9.13 BROKERAGE FEES. Borrower represents and warrants to FINOVA that, with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission (other than the fee payable by Borrower to L.H. Friend, Weinress, Frankson & Presson, Inc.), and Borrower agrees to indemnify and hold FINOVA harmless against any and all such claims.

       9.14 DISCLOSURE. No representation or warranty made by Borrower in this Agreement, or in any financial statement, report, certificate or any other document furnished in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower or which reasonably should be known to Borrower which Borrower has not disclosed to FINOVA in writing with respect to the transactions contemplated by this Agreement which materially and adversely affects the business, assets, operations, prospects or condition (financial or otherwise), of Borrower.

       9.15 PUBLICITY. FINOVA is hereby authorized to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof.

       9.16 CAPTIONS. The Section titles contained in this Agreement are without substantive meaning and are not part of this Agreement.

       9.17 INJUNCTIVE RELIEF. Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its Obligations under this Agreement, any remedy at law may prove to be inadequate relief to FINOVA. Therefore, FINOVA, if it so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

       9.18 COUNTERPARTS; FACSIMILE EXECUTION. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument, admissible into evidence. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile shall also deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

       9.19 CONSTRUCTION. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

       9.20 TIME OF ESSENCE. Time is of the essence for the performance by Borrower of the Obligations set forth in this Agreement.

       9.21 LIMITATION OF ACTIONS. Borrower agrees that any claim or cause of action by Borrower against FINOVA, or any of

FINOVA's directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Agreement, or any other present or future agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, whether or not relating hereto or thereto, occurred, done, omitted or suffered to be done by FINOVA, or by FINOVA's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one year after the latest of (a) the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based or (b) Borrower's first becoming aware thereof, and service of a summons and complaint on an officer of FINOVA or any other Person authorized to accept service of process on behalf of FINOVA, within 30 days thereafter. Borrower agrees that such one-year period of time is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The one-year period provided herein shall not be waived, tolled, or extended except by a specific written agreement of FINOVA. This provision shall survive any termination of this Loan Agreement or any other agreement.

       9.22 LIABILITY. Neither FINOVA nor any FINOVA Affiliate shall be liable for any indirect, special, incidental or consequential damages in connection with any breach of contract, tort or other wrong relating to this Agreement or the Obligations or the establishment, administration or collection thereof (including without limitation damages for loss of profits, business interruption, or the like), whether such damages are foreseeable or unforeseeable, even if FINOVA has been advised of the possibility of such damages. Neither FINOVA, nor any FINOVA Affiliate shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by the Borrower through the ordinary negligence of FINOVA, or any FINOVA Affiliate. "FINOVA AFFILIATE" shall mean FINOVA's directors, officers, employees, agents, attorneys or any other Person or entity affiliated with or representing FINOVA.

       9.23 NOTICE OF BREACH BY FINOVA. Borrower agrees to give FINOVA written notice of (i) any action or inaction by FINOVA or any attorney of FINOVA in connection with any Loan Documents that may be actionable against FINOVA or any attorney of FINOVA or (ii) any defense to the payment of the Obligations for any reason, including, but not limited to, commission of a tort or violation of any contractual duty or duty implied by law. Borrower agrees that unless such notice is fully given as promptly as possible (and in any event within one hundred eighty (180) days) after Borrower has knowledge, or with the exercise of reasonable diligence should have had knowledge, of any such action, inaction or defense (but not later than the date of termination of this Agreement and payment in full of the Obligations), Borrower shall not assert, and Borrower shall be deemed to have waived, any claim or defense arising therefrom.

       9.24 APPLICATION OF INSURANCE PROCEEDS. The net proceeds of any casualty insurance insuring the Collateral, after deducting all costs and expenses (including attorneys' fees) of collection, shall be applied, at FINOVA's option, either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to FINOVA, or toward payment of the Obligations. Any proceeds applied to the payment of Obligations shall be applied in such manner as FINOVA may elect. In no event shall such application relieve Borrower from payment in full of all installments of principal and interest which thereafter become due in the order of maturity thereof.

       9.25 POWER OF ATTORNEY. Borrower appoints FINOVA and its designees as Borrower's attorney, with the power to endorse Borrower's name on any checks, notes, acceptances, money orders or other forms of payment or security that come into FINOVA's possession; after the occurrence and during the continuance of any Event of Default to sign Borrower's name on any invoice or bill of lading relating to any Receivable, on drafts against customers, on assignments of Receivables, on notices of assignment, financing statements and other public records, on verifications of accounts and on notices to customers or account debtors; to send requests for verification of Receivables to customers or account debtors; to notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by FINOVA and to open and dispose of all mail addressed to Borrower; and to do all other things FINOVA deems necessary or desirable to carry out the terms of this Agreement. Borrower hereby ratifies and approves all acts of such attorney. Neither FINOVA nor any of its designees shall be liable for any acts or omissions nor for any error of judgment or mistake of fact or law while acting as Borrower's attorney except for FINOVA's gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until the Obligations have been fully satisfied and FINOVA's obligation to provide loans hereunder shall have terminated

       9.26 GOVERNING LAW; WAIVERS. THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ENFORCEMENT OF THE OBLIGATIONS, SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAWS RULES) OF THE STATE OF ARIZONA GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT TO THE EXTENT THE UNIFORM COMMERCIAL CODE AS ADOPTED IN A PARTICULAR STATE HAS PROVISIONS GOVERNING THE ATTACHMENT AND PERFECTION OF A SECURITY INTEREST IN DEPOSIT ACCOUNTS (e.g. CALIFORNIA HAWAII, IDAHO, ILLINOIS AND OREGON) THE LAW OF THAT JURISDICTION SHALL APPLY BUT ONLY WITH RESPECT TO SUCH DEPOSIT ACCOUNTS AND WITHOUT OTHERWISE AFFECTING THE ARIZONA CHOICE OF LAW HEREUNDER. BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF MARICOPA IN THE STATE OF ARIZONA OR, AT THE SOLE OPTION OF FINOVA, IN ANY OTHER COURT IN WHICH FINOVA SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. BORROWER WAIVES ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. BORROWER FURTHER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE IN THE MANNER SET FORTH IN
SECTION 9.12 HEREOF FOR THE GIVING OF NOTICE. BORROWER FURTHER WAIVES ANY RIGHT IT MAY OTHERWISE HAVE TO COLLATERALLY ATTACK ANY JUDGMENT ENTERED AGAINST IT.

       9.27 MUTUAL WAIVER OF RIGHT TO JURY TRIAL. FINOVA and Borrower each hereby waives the right to trial by jury in any action or proceeding based upon, arising out of, or in any way relating to: (i) this Agreement or any other Loan Document; (ii) any other present or future instrument or agreement between FINOVA and Borrower; or (iii) any conduct, acts or omissions of FINOVA or Borrower or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with FINOVA or Borrower; in each of the foregoing cases, whether sounding in contract or tort or otherwise.

       9.28 CONFIDENTIAL INFORMATION. FINOVA agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" by Borrower and provided to it by Borrower in connection with this Agreement or any other Loan Document, and neither it nor any of its affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement, EXCEPT to the extent such information (i) was or becomes generally available to the public other than as a result of a disclosure by FINOVA, or
(ii) was or becomes available on a non-confidential basis from a source other than Borrower, PROVIDED that such source is not bound by a confidentiality agreement with the Borrower known to FINOVA; PROVIDED, HOWEVER, that FINOVA may disclose such information (A) at the request or pursuant to any requirement of any governmental authority to which FINOVA is subject or in connection with an examination of FINOVA by any such authority; (B) pursuant to subpoena or other court process or in connection with any litigation to which FINOVA is a party;
(C) when required to do so in accordance with the provisions of any applicable law; and (D) to FINOVA's independent auditors and other professional advisors, PROVIDED that such auditors and professional advisors shall be required to similarly protect the confidentiality of such information. Notwithstanding the foregoing, Borrower authorizes FINOVA to disclose to any participant or assignee (each, a "Transferee") and to any prospective Transferee, such financial or other information in FINOVA's possession concerning Borrower which has been delivered to FINOVA pursuant to this Agreement or which has been delivered to FINOVA by Borrower in connection with FINOVA's credit evaluation of Borrower prior to entering into this Agreement; PROVIDED that, unless otherwise agreed by Borrower, such Transferee agrees in writing to keep such information confidential to the same extent required of FINOVA hereunder.

BORROWER:

JAVELIN SYSTEMS, INC.

FED. TAX ID #52-1945748


BY
  -------------------------------------
       PRESIDENT OR VICE PRESIDENT


CCI GROUP, INC.

FED. TAX ID #43-1702004


BY
  -------------------------------------
       PRESIDENT OR VICE PRESIDENT


POSNET COMPUTERS, INC.

FED. TAX ID #33-0527802


BY
  -------------------------------------
       PRESIDENT OR VICE PRESIDENT


FINOVA:

FINOVA CAPITAL CORPORATION


BY
  -------------------------------------
TITLE
     ----------------------------------

STATE OF CALIFORNIA )
                    )  ss.
 LOS ANGELES        )

On ____________, 199___ , before me,
                                     __________________________________________
                                             (Name and Title of Officer)

personally appeared ___________________________________________________________


     / /  personally known to me
          -OR-
     / / proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

        -------------------------------------------
                    Signature Of Notary


                                      OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

    CAPACITY CLAIMED BY SIGNER
 / /  Individual                        DESCRIPTION OF ATTACHED DOCUMENT
 / /  Corporate Officer

 --------------------------------  --------------------------------------------
                                             Title Or Type Of Document

 / /  Partner(s)     / /  Limited
 / /  General                      --------------------------------------------
 / /  Attorney-In-Fact                            Number Of Pages
 / /  Trustee(s)
 / /  Guardian/Conservator
 / /  Other:__________________     --------------------------------------------
                                                 Date Of Document
  Signer is representing:

 Name Of Person(s) Or Entity(ies)  --------------------------------------------
                                         Signer(s) Other Than Named Above
 --------------------------------

 --------------------------------

STATE OF CALIFORNIA )
                    )  ss.
 LOS ANGELES        )

On ____________, 199___ , before me,
                                     __________________________________________
                                             (Name and Title of Officer)

personally appeared ___________________________________________________________


     / /  personally known to me
          -OR-
     / / proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

        -------------------------------------------
                    Signature Of Notary


                                      OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

    CAPACITY CLAIMED BY SIGNER
 / /  Individual                        DESCRIPTION OF ATTACHED DOCUMENT
 / /  Corporate Officer

 --------------------------------  --------------------------------------------
                                             Title Or Type Of Document

 / /  Partner(s)     / /  Limited
 / /  General                      --------------------------------------------
 / /  Attorney-In-Fact                            Number Of Pages
 / /  Trustee(s)
 / /  Guardian/Conservator
 / /  Other:_________________      --------------------------------------------
                                                 Date Of Document
  Signer is representing:

 Name Of Person(s) Or Entity(ies)  --------------------------------------------
                                         Signer(s) Other Than Named Above
 --------------------------------

 --------------------------------

STATE OF CALIFORNIA )
                    )  ss.
 LOS ANGELES        )

On ____________, 199___ , before me,
                                     __________________________________________
                                             (Name and Title of Officer)

personally appeared ___________________________________________________________


     / /  personally known to me
          -OR-
     / / proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

        -------------------------------------------
                    Signature Of Notary


                                      OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

    CAPACITY CLAIMED BY SIGNER
 / /  Individual                        DESCRIPTION OF ATTACHED DOCUMENT
 / /  Corporate Officer

 --------------------------------  --------------------------------------------
                                             Title Or Type Of Document

 / /  Partner(s)     / /  Limited
 / /  General                      --------------------------------------------
 / /  Attorney-In-Fact                            Number Of Pages
 / /  Trustee(s)
 / /  Guardian/Conservator
 / /  Other:__________________     --------------------------------------------
                                                 Date Of Document
  Signer is representing:

 Name Of Person(s) Or Entity(ies)  --------------------------------------------
                                         Signer(s) Other Than Named Above
 --------------------------------

 --------------------------------

                                    SCHEDULE TO

                            LOAN AND SECURITY AGREEMENT


BORROWERS:     JAVELIN SYSTEMS, INC.
               1881 LANGLEY AVENUE
               IRVINE, CALIFORNIA 92614
               FED. TAX ID NO. 52-1945748

               CCI GROUP, INC.
               13739 RIDER TRAIL NORTH
               EARTH CITY, MISSOURI 63045
               FED. TAX ID NO. 43-1702004

               AND

               POSNET COMPUTERS, INC.
               16351 GOTHARD, SUITE D
               HUNTINGTON BEACH, CALIFORNIA 92647
               FED. TAX ID NO. 33-0527802


DATE:          JUNE 8, 1998


This Schedule forms an integral part of the Loan and Security Agreement between the above Borrower and FINOVA Capital Corporation dated the above date, and all references herein and therein to "this Agreement" shall be deemed to refer to said Agreement and to this Schedule.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DEFINITIONS (SECTION 1):

     "GUARANTOR(S)" means each of Javelin, CCI and Posnet

     "PERMITTED SENIOR INDEBTEDNESS" means:  not applicable

     "SUBORDINATING CREDITOR" means: not applicable


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL FACILITY (SECTION 2.1):

               $7,500,000


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LOANS (SECTION 2.2):

REVOLVING CREDIT LOANS: Revolving Credit Loans shall be made directly to each of Javelin, CCI and Posnet, consisting of loans against Eligible Receivables ("RECEIVABLE LOANS") and against Eligible Inventory ("INVENTORY LOANS") (the Receivable Loans and the Inventory Loans shall be collectively referred to as the "REVOLVING CREDIT LOANS") based on the following borrowing formula for each such company, and provided that the aggregate outstanding Revolving Credit Loans to Javelin, CCI and Posnet shall at no time exceed $6,000,000 (the "REVOLVING CREDIT LIMIT"):

          JAVELIN: A revolving line of credit to Javelin consisting of loans against Javelin's Eligible Receivables and against Javelin's Eligible Inventory in an aggregate outstanding principal amount not to exceed the lesser of (a) or (b) below:

          (a)  Six Million Dollars ($6,000,000), LESS any Loan Reserves, or

          (b)  the sum of

               (i) an amount equal to 80% of the net amount of Javelin's Eligible Receivables; PLUS

               (ii)  an amount not to exceed the lesser of:

                    (A) 50% of the value of Javelin's Eligible Inventory, calculated at the lower of cost or market value and determined on a first-in, first-out basis; or

                    (B)  $2,000,000;   LESS

               (iii)  any Loan Reserves.

          CCI: A revolving line of credit to CCI consisting of loans against CCI's Eligible Receivables and against CCI's Eligible Inventory in an aggregate outstanding principal amount not to exceed the lesser of (a) or (b) below:

          (a)  Two Million Dollars ($2,000,000), LESS any Loan Reserves, or

          (b)  the sum of

               (i) an amount equal to 80% of the net amount of CCI's Eligible Receivables; PLUS

               (ii)  an amount not to exceed the lesser of:

                    (A) 50% of the value of CCI's Eligible Inventory, calculated at the lower of cost or market value and determined on a first-in, first-out basis; or

                    (B)  $1,000,000;   LESS

               (iii) any Loan Reserves.

          POSNET: A revolving line of credit to Posnet consisting of loans against Posnet's Eligible Receivables and against Posnet's Eligible Inventory in an aggregate outstanding principal amount not to exceed the lesser of (a) or (b) below:

          (a) Five Hundred Thousand Dollars ($500,000), LESS any Loan Reserves, or

          (b)  the sum of

               (i) an amount equal to 80% of the net amount of Posnet's Eligible Receivables; PLUS

               (ii)  an amount not to exceed the lesser of:

                    (A) 50% of the value of Posnet's Eligible Inventory, calculated at the lower of cost or market value and determined on a first-in, first-out basis; or

                    (B)  $300,000;   LESS

               (iii) any Loan Reserves.

          TERM LOAN: a term loan to Javelin against the value of Javelin's machinery, equipment and/or real estate ("TERM LOAN") in an aggregate outstanding principal amount not to exceed $1,500,000; PROVIDED, that the Terms Loan shall be in such amount and on such terms as are set forth on a separate promissory note of Javelin in the form of EXHIBIT A hereto. The Term Loan shall be amortized on a straight line basis over a period of 60 months, with all principal and accrued but unpaid interest due at the end of the Initial Term or upon any earlier termination of this Agreement. Subject to payment of the fees and other amounts described below, along with accrued interest on the amount prepaid, the Term Loan may be prepaid in whole, but not in part, at any time.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INTEREST AND FEES (SECTION 2.6):

          REVOLVING INTEREST RATE. Borrower shall pay FINOVA interest on the daily outstanding balance of Borrower's Revolving Credit Loans at a fluctuating per annum rate of 1.75% in excess of the rate of interest announced publicly by Citibank, N.A., (or any successor thereto), from time to time as its "prime rate" (the "PRIME RATE") which may not be such institution's lowest rate. The interest rate chargeable hereunder in respect of the Revolving Credit Loans (herein, the "REVOLVING INTEREST RATE") shall be increased or decreased, as the case may be, without notice or demand of any kind, upon the announcement of any change in the Prime Rate. Each change in the Prime Rate shall be effective hereunder on the first day following the announcement of such change. Interest charges and all other fees and charges herein shall be computed on the basis of a year of 360 days and actual days elapsed and shall be payable to FINOVA in arrears on the first day of each month.

          TERM INTEREST RATE: Javelin shall pay FINOVA interest on the daily outstanding balance of the Term Loan at a fixed per annum rate of 13.65%. Interest charges and all other fees and charges herein shall be computed on the basis of a year of 360 days and actual days elapsed and shall be payable to FINOVA in arrears on the first day of each month. FINOVA may in its discretion establish Loan Reserves from time to time against the Revolving Credit Loans for interest rate risk on the Term Loan.

          MINIMUM INTEREST CHARGE. With respect to each calendar month or portion thereof during the term of this Agreement (excluding the calendar month in which this Agreement is executed), Borrower shall also pay FINOVA, on the first day of the next month, as a minimum charge, the amount by which accrued interest pursuant to the Revolving Interest Rate section above for such month or portion thereof is less than $10,000 (the "MINIMUM INTEREST CHARGE"). Notwithstanding the occurrence of any Event of Default hereunder or termination of this Agreement by FINOVA as a result thereof, the Minimum Interest Charge shall be paid by Borrower for the unexpired portion of the Initial Term or any Renewal Term of this Agreement, not to exceed $100,000.

          COLLATERAL MONITORING FEE. At the closing of this transaction and on the first day of each calendar month thereafter, Borrower shall pay FINOVA a collateral monitoring fee of $1,000 ("COLLATERAL MONITORING FEE").

          CLOSING FEE.   At the closing of this transaction, Borrower shall pay
          to FINOVA a closing fee in the amount of $56,250 ("CLOSING FEE"), which fee was fully earned upon execution of the April 24, 1998 Commitment Letter by Borrower. FINOVA shall apply to the Closing Fee the unexpended portion (if any) of the good faith deposit previously received by FINOVA.

          UNUSED LINE FEE. With respect to each calendar month, or portion thereof during the term of this Agreement, Borrower shall unconditionally pay to FINOVA a fee equal to one-half of one percent (0.50%) per annum of the difference between the Revolving Credit Limit and the average daily outstanding balance of the Revolving Credit Loans during such month, or portion thereof ("UNUSED LINE FEE"), which fee shall be calculated and payable monthly, in arrears, and shall be due and payable, commencing on the first Business Day of the first calendar month following the Closing Date and continuing on the first Business Day of each calendar month thereafter; PROVIDED, that, for any month in which a Minimum Interest Charge is payable, the Revolving Credit Limit shall be reduced (for purposes of this calculation only) by the amount of additional Revolving Credit Loans which would have had to be outstanding during such month in order for no Minimum Interest Charge to be payable.

          EXAMINATION FEE. Borrower agrees to pay to FINOVA an examination fee in the amount of $600 per person per day in connection with each audit or examination of Borrower performed by FINOVA prior to or after the date hereof, plus all reasonable costs and expenses incurred in connection therewith (the "EXAMINATION FEE"), subject to
          Section 9.1(a).  All Examination Fees
          incurred prior to the date hereof have been fully earned and shall be due and payable upon the closing of this transaction, and shall be deducted from any good faith deposit paid by Borrower to FINOVA prior to the date of this Agreement.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONDITIONS OF CLOSING (SECTION 4.1):

          The obligation of FINOVA to make the initial advance hereunder is subject to the fulfillment, to the satisfaction of FINOVA and its counsel, of each of the following conditions, in addition to the conditions set forth in Sections 4.1 and 4.2 above:

          (a) MINIMUM EXCESS AVAILABILITY (SECTION 4.1(b)). Not less than $3,000,000 in the aggregate. Accounts payable outstanding: 30 days or more from their due date.

          (b) LEASE AND LANDLORD'S CONSENT (SECTION 4.1(k)).  Location(s):

               13739 Rider Trail North, Earth City, Missouri 63045

               16351 Gothard, Suite D, Huntington Beach, California 92647

          (c) LIFE INSURANCE (SECTION 4.1(t)). One or more life insurance policies shall be maintained on the following individual and at the following amount:

          Richard P. Stack, of not less than $1,000,000

          (d) NO MATERIAL ADVERSE CHANGE (SECTION 4.1(v)). Further, no material adverse change has occurred in the Borrower's business, operations, financial condition, or assets or in the prospect of repayment of the Obligations since February 28, 1998.

          (e)  INTENTIONALLY OMITTED.

          (f)  TRANSACTION COSTS (SECTION 4.1(ff)).  Not to exceed $250,000

          (g) WARRANTS. Borrower shall have delivered to FINOVA prior to the Closing Date separate and detachable warrants to purchase 100,000 shares of common stock of Javelin ("WARRANTS"). The Warrants shall be in all respects acceptable to FINOVA in its sole discretion and shall include, among other things, anti-dilution and piggy-back registration provisions, and shall have an expiration date 5 years from the Closing Date. The per-share exercise price for the Warrants shall be equal to the lesser of (i) $9.00 or (ii) the trailing 20 trading day moving average per-share price for Javelin's common stock.

          Borrower shall cause the conditions precedent set forth in
          Section 4.1 of this Agreement and set forth above in this Schedule to be satisfied, and shall provide evidence to FINOVA that all such conditions precedent have been satisfied, on or before June 11, 1998.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BORROWER INFORMATION:

     Borrower's State of Incorporation (Section 5.1):  Javelin: Delaware
                                                       CCI: Missouri
                                                       Posnet: California

     Borrower's copyrights, patents trademarks, and licenses (Section 5.5):
          None

     Fictitious Names/Prior Corporate Names  (Section 5.2):

               Prior Corporate Names:   Javelin's prior corporate name was:
               Sunwood Research, Inc.

               Fictitious Names:        None

     Borrower Locations (Section 5.16)

               JAVELIN: 1881 Langley Avenue, Irvine, California 92614 (prior to June 27, 1998)

               17891 Cartwright Road, Irvine, California 92614 (after June 27, 1998)

               CCI: 13739 Rider Trail North, Earth City, Missouri 63045 (new location in Earth City, Missouri commencing on or about September 1, 1998)

               POSNET: 16351 Gothard, Suite D, Huntington Beach, California 92647 (prior to June 27, 1998)

               17891 Cartwright Road, Irvine, California 92614 (after June 27, 1998)

     Borrower's Federal Tax Identification Number (Section 5.16):
                                                            Javelin:  52-1945748
                                                            CCI:      43-1702004
                                                            Posnet:   33-0527802

     Permitted Encumbrances (Section 1.1):  See EXHIBIT B.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL COVENANTS  (SECTION 6.1.13):
                         Borrower shall comply with all of the following covenants. Compliance shall be determined as of the end of each month (or, for so long as no Event of Default exists and Borrower maintains Excess Availability of not less than $1,500,000 and a Total Debt Service Coverage Ratio of not less 1.25:1.0, quarterly), except as otherwise specifically provided below:

     CURRENT RATIO.      Borrower shall maintain a ratio of Current Assets to
                         Current Liabilities of not less than 1.15 to 1.0;

     NET WORTH.          Borrower shall maintain Net Worth of not less than
                         Three Million Dollars ($3,000,000);

     SENIOR DEBT SERVICE
     COVERAGE RATIO      As of the last day of each calendar month (or quarter,
                         if applicable), Borrower's Operating Cash Flow/Actual for the consecutive 12-month period ending as of such last day must be at least 1.3 times (or, for the months of May, June, July and August of 1998, 1.0 times) the amount necessary to meet Borrower's Senior Contractual
                         Debt Service for such 12-month period; PROVIDED
                         HOWEVER, that, with respect to the calculations for the first 12 months after the Closing Date, Borrower's
                         Operating Cash Flow/Actual and Senior Contractual Debt
                         Service shall be determined over the period beginning on the Closing Date and ending on the respective measurement dates; and, PROVIDED FURTHER, that all such determinations shall be made on a consolidated basis.

     TOTAL DEBT SERVICE
     COVERAGE RATIO      As of the last day of each calendar month (or quarter,
                         if applicable), Borrower's Operating Cash Flow/Actual for the consecutive 12-month period ending as of such last day must be at least 1.25 times (or, for the months of May, June, July and August of 1998, 0.95 times) the amount necessary to meet Borrower's Total
                         Contractual Debt Service for such 12-month period;
                         PROVIDED HOWEVER, that, with respect to the calculations for the first 12 months after the Closing
                         Date, Borrower's Operating Cash Flow/Actual and Total
                         Contractual Debt Service shall be determined over the period beginning on the Closing Date and ending on the respective measurement dates; and, PROVIDED FURTHER, that all such determinations shall be made on a consolidated basis.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NEGATIVE COVENANTS (SECTION 6.2):

     EMPLOYEE ADVANCES:  Borrower shall not make any loans or advances to
                         Employees except in the ordinary course of business and consistent with past practices of Borrower in an aggregate amount not exceeding at any time $20,000.

   EXISTING GUARANTIES:  None.

   CAPITAL EXPENDITURES: Borrower shall not make or incur any Capital
                         Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by Borrower in any fiscal year (beginning with the 1998 fiscal year) would exceed $800,000.

     COMPENSATION:       Borrower shall not pay total compensation, including
                         salaries, withdrawals, fees, bonuses, commissions, drawing accounts and other payments, whether directly or indirectly, in money or otherwise, during any fiscal year to all of Borrower's executives, officers and directors (or any relative thereof) in an amount in excess of that set forth in EXHIBIT C.

     INDEBTEDNESS:       Borrower shall not create, incur, assume or permit to
                         exist any Indebtedness (including Indebtedness in connection with Capital Leases) in excess of $100,000 other than (i) the Obligations, (ii) trade payables and other contractual obligations to suppliers and customers incurred in the ordinary course of business and (iii) other
                         Indebtedness existing on the date of this Agreement and reflected in EXHIBIT D attached hereto (other than Indebtedness paid on the date of this Agreement from proceeds of the initial advances hereunder).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REPORTING REQUIREMENTS (SECTION 9.1):

     1. Borrower shall provide FINOVA with monthly agings aged by invoice date and reconciliations of Receivables within ten (10) days after the end of each month.

     2. Borrower shall provide FINOVA with monthly accounts payable agings aged by invoice date, outstanding or held check registers and inventory certificates within ten (10) days after the end of each month.

     3. Borrower shall provide FINOVA with monthly perpetual inventory reports for the Inventory valued on a first-in, first-out basis at the lower of cost or market (in accordance with GAAP) or such other inventory reports as are reasonably requested by FINOVA, all within ten (10) days after the end of each month.

     4. Borrower shall provide FINOVA with monthly unaudited financial statements (i) of each of Javelin, Posnet and CCI, on an unconsolidated basis, within thirty (30) days after the end of each month and (ii) of Borrower, on a consolidated basis, within forty-five
          (45) days after the end of each month.

     5. Borrower shall provide FINOVA with audited consolidated and consolidating fiscal financial statements within ninety (90) days after the end of each fiscal year, as more specifically described in
          Section 9.1(b) hereof, and with an opinion issued by a Certified Public Accountant which is acceptable to FINOVA.

     6. Borrower shall provide FINOVA with annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the then current fiscal year of Borrower within thirty (30) days after the beginning of such fiscal year of Borrower.

     7. Borrower's balance sheets for purposes of the definition of Prepared Financials shall be as of June 30, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TERM (SECTION 9.2):
     The initial term of this Agreement shall be three (3) years from the date hereof (the "INITIAL TERM") and shall be automatically renewed for successive periods of one (1) year each (each, a "RENEWAL TERM"), unless earlier terminated as provided in Section 7 or 9.2 above or elsewhere in this Agreement.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TERMINATION FEE (SECTION 9.2):
          (A) REVOLVING CREDIT LOANS FACILITY. The Termination Fee applicable to the Revolving Credit Loans facility provided for in Section 9.2(d) shall be an amount equal to the following percentage of the Revolving Credit Limit:

          (i) three percent (3%), if such early termination occurs on or prior to the first anniversary of the date of this Agreement;

          (ii) two percent (2%), if such early termination occurs after the first anniversary of the date of this Agreement but prior to the second anniversary of the date of this Agreement; and

          (iii) one percent (1%) if such early termination occurs after the second anniversary of the date of this Agreement.

          (B) TERM LOANS. The Termination Fee applicable to the Term Loans provided for in Section 9.2(d) (upon a prepayment of the Term Loan only, without a termination of the Agreement), shall be equal to:

          (i) two percent (2%) of the amount prepaid if such prepayment is made during the Loan Year beginning on the Closing Date; and

          (ii) zero percent (0%) of the amount prepaid if such prepayment is made at any time thereafter.

          Notwithstanding the foregoing, if the Term Loan is prepaid within 90 days of a prepayment of the Total Facility and termination of the Agreement, then Borrower shall pay a Termination Fee equal to the following percentage of the outstanding amount of the Term Loan at the time of prepayment:

          (i) three percent (3%) if such early termination occurs on or prior to the first anniversary of the date of this Agreement;

          (ii) two percent (2%) if such early termination occurs after the first anniversary of the date of this Agreement but prior to the second anniversary of the date of this Agreement; and

          (iii) one percent (1%) if such early termination occurs after the second anniversary of the date of this Agreement.

          (C) MAKE WHOLE PREMIUM. Any prepayment of the Term Loan using a fixed interest rate and not a floating interest rate, other than a prepayment made pursuant to the Excess Cash Flow Sweep described below under "Additional Provisions," shall also be accompanied by a payment equal to the Make Whole Premium. The following definitions shall apply:

          1. "MAKE WHOLE PREMIUM" means the positive difference, if any, between (i) the Discounted Value immediately prior to any prepayment of that portion of the Term Loan which is being prepaid and (ii) the principal balance of the Term Loan being prepaid as of the date of any such prepayment.

          2. "DISCOUNTED VALUE" means the amount determined by discounting the Remaining Scheduled Payment Amounts from their respective due dates to the date of the prepayment of the Term Loan, at a discount factor equal to the Reinvestment Yield.

          3. "REMAINING SCHEDULED PAYMENT AMOUNT" means the amount of each scheduled payment of principal of and interest on a Term Loan that would be due on or after the date of a prepayment of such Term Loan if no payment of the Term Loan were made prior to its scheduled due date.

          4. "REINVESTMENT YIELD" means the rates shown under the column heading "Ask YLD" for "Govt. Bonds & Notes" in the "Treasury Bonds, Notes & Bills" section of the Wall Street Journal, Eastern Edition, published on the Business Day prior to the date of any proposed prepayment of a Term Loan for the government bond or note with a maturity date having the closest matching maturity to the Weighted Average Life to Maturity, or, if there is more than one government bond or note with a maturity date having the closest matching maturity to the Weighted Average Life to Maturity, the highest of the rates shown in the "Ask YLD" column for any such bond or note, plus 8%.

          4. "WEIGHTED AVERAGE LIFE TO MATURITY" means the number of years (calculated to the nearest one-twelfth year) obtained by dividing
               (i) the sum of the products obtained by multiplying each remaining scheduled payment of principal under the Term Loan by the number of years (calculated to the nearest one-twelfth) which will elapse between the date of a prepayment of the Term Loans and the scheduled due date of such remaining scheduled principal payments, by (ii) the outstanding principal balance of the Term Loans on such prepayment date.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DISBURSEMENT (SECTION 9.11):

          Unless and until Borrower otherwise directs FINOVA in writing, all loans shall be wired to Borrower's following operating account:

          IF TO JAVELIN: City National Bank, 4100 MacArthur Boulevard, Newport Beach, California 92660. Account No. 0123717727, Routing No. 122016066.

          IF TO CCI:  ______________________________

          IF TO POSNET:  ____________________________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ADDITIONAL PROVISIONS:

          EXCESS CASH FLOW PREPAYMENTS. Within sixty (60) days following receipt by FINOVA of Borrower's annual audited financial statements, commencing with such financial statements for Borrower's fiscal year ending June 30, 1998, FINOVA may deliver a notice to Borrower requiring Borrower to prepay the Term Loan in an amount up to thirty percent (30%) of Borrower's Excess Cash Flow for such year. Any prepayments required under this section are strictly at the sole option of FINOVA, and are payable within thirty (30) days following the date of demand by FINOVA. All amounts paid pursuant to this section shall be applied to the Term Loan in the inverse order of maturity of payments. No Termination Fee or other form of prepayment premium shall be applied to any payments made under this section.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 BORROWER:                                  FINOVA:

 JAVELIN SYSTEMS, INC.                      FINOVA CAPITAL
 FED. TAX ID #52-1945-748                   CORPORATION



                                            BY______________________________
BY_______________________________           TITLE____________________________
     PRESIDENT OR VICE PRESIDENT


 CCI GROUP, INC.
 FED. TAX ID #43-1702004


 BY______________________________
     PRESIDENT OR VICE PRESIDENT


 POSNET COMPUTERS, INC.
 FED. TAX #33-0527802


 BY______________________________
     PRESIDENT OR VICE PRESIDENT

STATE OF CALIFORNIA          )
                             )  ss.
COUNTY OF LOS ANGELES        )

On ____________, 199___ , before me,
                                     __________________________________________
                                             (Name and Title of Officer)

personally appeared ___________________________________________________________


     / /  personally known to me
          -OR-
     / / proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

        -------------------------------------------
                    Signature Of Notary


                                      OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

    CAPACITY CLAIMED BY SIGNER
 / /  Individual                        DESCRIPTION OF ATTACHED DOCUMENT
 / /  Corporate Officer

 --------------------------------   --------------------------------------------
                                             Title Or Type Of Document

 / /  Partner(s)     / /  Limited
 / /  General                       --------------------------------------------
 / /  Attorney-In-Fact                            Number Of Pages
 / /  Trustee(s)
 / /  Guardian/Conservator
 / /  Other:__________________      --------------------------------------------
                                                 Date Of Document
  Signer is representing:

 Name Of Person(s) Or Entity(ies)   --------------------------------------------
                                         Signer(s) Other Than Named Above
 --------------------------------

 --------------------------------

STATE OF CALIFORNIA          )
                             )  ss.
COUNTY OF LOS ANGELES        )

On ____________, 199___ , before me,
                                     __________________________________________
                                             (Name and Title of Officer)

personally appeared ___________________________________________________________


     / /  personally known to me
          -OR-
     / / proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

        -------------------------------------------
                    Signature Of Notary


                                      OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

    CAPACITY CLAIMED BY SIGNER
 / /  Individual                        DESCRIPTION OF ATTACHED DOCUMENT
 / /  Corporate Officer

 --------------------------------   --------------------------------------------
                                             Title Or Type Of Document

 / /  Partner(s)     / /  Limited
 / /  General                       --------------------------------------------
 / /  Attorney-In-Fact                            Number Of Pages
 / /  Trustee(s)
 / /  Guardian/Conservator
 / /  Other:__________________      --------------------------------------------
                                                 Date Of Document
  Signer is representing:

 Name Of Person(s) Or Entity(ies)   --------------------------------------------
                                         Signer(s) Other Than Named Above
 --------------------------------

 --------------------------------

STATE OF CALIFORNIA          )
                             )  ss.
COUNTY OF LOS ANGELES        )

On ____________, 199___ , before me,
                                     __________________________________________
                                             (Name and Title of Officer)

personally appeared ___________________________________________________________


     / /  personally known to me
          -OR-
     / / proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

        -------------------------------------------
                    Signature Of Notary


                                      OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

    CAPACITY CLAIMED BY SIGNER
 / /  Individual                        DESCRIPTION OF ATTACHED DOCUMENT
 / /  Corporate Officer

 --------------------------------   --------------------------------------------
                                             Title Or Type Of Document

 / /  Partner(s)     / /  Limited
 / /  General                       --------------------------------------------
 / /  Attorney-In-Fact                            Number Of Pages
 / /  Trustee(s)
 / /  Guardian/Conservator
 / /  Other:__________________      --------------------------------------------
                                                 Date Of Document
  Signer is representing:

 Name Of Person(s) Or Entity(ies)   --------------------------------------------
                                         Signer(s) Other Than Named Above
 --------------------------------

 --------------------------------

                                     EXHIBIT A

                                 FORM OF TERM NOTE

                              SECURED PROMISSORY NOTE

         $1,500,000                                    Phoenix, Arizona
                                                       June 8, 1998

          FOR VALUE RECEIVED, JAVELIN SYSTEMS, INC., a Delaware corporation ("Borrower"), promises to pay to the order of FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), at its offices at 355 South Grand Avenue, Suite 2400, Los Angeles, California 90071, or at such other place or places as FINOVA may from time to time designate in writing, the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000), plus interest in the manner and upon the terms and conditions set forth below. This Secured Promissory Note ("Note") is made pursuant to that certain Loan and Security Agreement of even date among FINOVA, Borrower, CCI Group, Inc. and Posnet Computers, Inc. (the "LOAN AGREEMENT"), the provisions of which are incorporated herein by this reference. Capitalized terms herein, unless otherwise noted, shall have the meaning set forth in the Loan Agreement.

1.0       SCHEDULE OF PAYMENTS; RATE AND PAYMENT OF INTEREST; PREPAYMENT.

          1.1  This Note shall be payable as follows:

               a. Thirty-five (35) equal successive monthly installments of principal of Twenty-five Thousand Dollars ($25,000) each on the first Business Day of each month, beginning July 1, 1998, and continuing through and including June 1, 2001; and

               b. A final installment of all remaining principal on June 7, 2001, together with accrued interest on the principal balance from time to time remaining unpaid, payable monthly on the first day of each and every month, beginning July 1, 1998. Without limiting the foregoing, this Note shall be subject to the mandatory Excess Cash Flow Prepayments provided for in the Loan Agreement.

          1.2 Prepayment may be made under this Note in whole but not in part, subject to the prepayment provisions set forth in the Loan Agreement, provided that such prepayment (if of this Note only) is preceded by not less than five
(5) Business Days prior written notice to FINOVA and accompanied by all accrued but unpaid interest and the full amount of the applicable Termination Fee and, if applicable, the Make Whole Premium. Notwithstanding anything herein to the contrary, in the event the Loan Agreement is terminated by Borrower, by FINOVA or by any other person at any time for any reason, then the entire unpaid principal balance of this Note, together with all accrued and unpaid interest hereon and, to the extent applicable, the full amount of the Termination Fee and, if applicable, the Make Whole Premium, shall become immediately due and payable in full on the effective date of such termination, without presentment, notice or demand of any kind.

          1.3 Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be at the fixed rate of 13.65%, computed on the basis of a 360-day year; provided, however, upon the occurrence and during the continuance of an event of default (as hereinafter defined), interest shall at FINOVA's option accrue on the outstanding principal balance of this Note at a default rate (the "DEFAULT RATE") of two (2) percentage points above such rate, and shall be payable on demand.

2.0  EVENTS OF DEFAULTS; REMEDIES.

     2.1 Upon the occurrence of any Event of Default, in addition to FINOVA's right to charge interest on the Obligations at the Default Rate: (a) at the option of FINOVA, the entire unpaid amount of all of the Obligations, including without limitation the Termination Fee and, if applicable, the Make Whole Premium, shall become immediately due and payable without demand, notice or legal process of any kind; (b) FINOVA may, at its option, without demand, notice or legal process of any kind, exercise any and all rights and remedies granted to it by the Loan Agreement or by any other agreement now or hereafter existing between FINOVA and Borrower or between FINOVA and any guarantor of part or all of Borrower's liabilities to FINOVA; and (c) FINOVA may at its option exercise from time to time any other rights and remedies available to it under the Uniform Commercial Code or other law of the State of Arizona.

     2.2 The remedies of FINOVA as provided herein and in the Loan Agreement shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of FINOVA. No act of omission or commission of FINOVA, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by FINOVA and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

3.0  GENERAL PROVISIONS.

     3.1 Borrower warrants and represents to FINOVA that Borrower has used and will continue to use the loans and advances represented by this Note solely for proper business purposes, and consistent with all applicable laws and statutes and with the Loan Agreement.

     3.2  This Note is secured by the Collateral described in the Loan
          Agreement.

     3.3 Borrower waives presentment, demand and protest, notice of protest, notice of presentment and all other notices and demands in connection with the enforcement of FINOVA's rights hereunder, except as specifically provided and called for by this Note, and hereby consents to, and waives notice of, the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note. Any failure of FINOVA to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

     3.4 If this Note is not paid when due or upon the occurrence of an Event of Default, Borrower further promises to pay all costs of collection, foreclosure fees, attorneys' fees and expert witness fees incurred by FINOVA, whether or not suit is filed hereon, and the fees, costs and expenses as provided in the Loan Agreement.

     3.5 The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate set forth in Section 1.3 hereof, calculated and applied to the principal balance of this Note in accordance with the provisions of this Note; (ii) interest after an Event of Default, calculated and applied to the amounts due under this Note in accordance with the provisions hereof; and (iii) all Additional Sums (as herein defined), if any. Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. All examination fees, attorneys fees, expert witness fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, Termination Fees, other charges, goods, things in action or any other sums or things of value paid or payable by Borrower (collectively, the "ADDITIONAL SUMS"), whether pursuant to this Note, the Loan Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

     3.6 It is the intent of the parties to comply with the usury law of the State of Arizona (the "APPLICABLE USURY LAW"). Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum Interest Rate, then in any such event (1) the provisions of the paragraph shall govern and control, (2) neither Borrower nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, at FINOVA's option, and (4) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law; (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise falls below the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

     3.7 FINOVA may transfer this Note and FINOVA's rights in any or all collateral securing this Note in accordance with the terms set forth in Section 9.7 of the Loan Agreement, and FINOVA thereafter shall be relieved from all liability with respect to such collateral arising after the date of such transfer.

     3.8 This Note shall be binding upon Borrower and its legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note.

          THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY FINOVA IN PHOENIX, ARIZONA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ARIZONA, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS ADOPTED IN ARIZONA. BORROWER HEREBY (i) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (ii) WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS SET FORTH BELOW AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO BORROWER'S ADDRESS; (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; (v) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST FINOVA OR ANY OF FINOVA'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT OTHER THAN ONE LOCATED IN MARICOPA COUNTY, ARIZONA; AND (vi) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS NOTE. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR FINOVA'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW

          OR FINOVA'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

                                   "Borrower"

                                   JAVELIN SYSTEMS, INC.
                                   a Delaware corporation



                                   By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                   Federal Taxpayer Identification
                                   Number:   52-1945748

                                   Address:  1881 Langley Avenue
                                             Irvine, CA  92614

                                     EXHIBIT B

                               PERMITTED ENCUMBRANCES

               "PERMITTED ENCUMBRANCES" means the following:

               (1) liens and security interests existing as of this date and disclosed in EXHIBIT B-1 attached hereto and incorporated herein by this reference;

               (2) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; provided in each case that no lien could arise in favor of a taxing authority, which lien could impair the enforceability or priority of FINOVA's security interest in the Collateral;

               (3) liens and security interests (a) upon any equipment acquired or held by Borrower to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment and in an amount not greater than the purchase price thereof or (b) existing on such equipment at the time of its acquisition, PROVIDED that the lien and security interest is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, in each case to the extent the acquisition of such equipment in permitted hereunder;

               (4) liens consisting of leases or subleases and licenses and sublicenses granted to others in the ordinary course of Borrower's business not interfering in any material respect with the business of Borrower and any interest or title of a lessor or licensor under any lease or license, as applicable;

               (5) liens securing claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons or entities imposed without action of such parties, PROVIDED that the payment thereof is not yet required, and subject to the waivers required in the Agreement;

               (6) liens incurred or deposits made in the ordinary course of Borrower's business in connection with worker's compensation, unemployment insurance, social security and other like laws;

               (7) liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default;

               (8) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property not interfering in any material respect with the ordinary conduct of Borrower's business;

               (9) liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

               (10) liens that are not prior to FINOVA's security interest which constitute rights of set-off of a customary nature;

               (11) any interest or title of a lessor in equipment subject to any Capital Lease otherwise permitted hereunder; and

               (12) any liens arising from the filing of any financing statements relating to true leases otherwise permitted hereunder.

                                    EXHIBIT B-1

               1. liens in existence on the date hereof encumbering only the following motor vehicles owned by Posnet: 1994 Ford, serial no. IFMCA11U3RZA69027; 1990 Ford, serial no. IFMDA31U5LZB10619; 1990 Mitsubishi, serial no. JA46J5152LJ012622.


                                        B-1-1

                                     EXHIBIT C


                                    COMPENSATION

Until such time as FINOVA has reviewed Javelin's proposed new salary structure, as proposed by Javelin's independent compensation consultant (after the completion of the report related to the new salary structure) (the "Review Date"), total annual cash compensation (other than commissions, compensation in stock of Javelin, options or securities convertible into stock of Javelin) ("Annual Compensation") to each of the following individuals shall not exceed the following amounts: Richard Stack, $150,000; Norm Campbell, $130,000; and Horace Hertz, $130,000. After FINOVA's review of such proposal, the Annual Compensation of such individuals may change as provided in the proposal, so long as Borrower's Senior Debt Service Coverage Ratio for the period from January 1, 1998 to the Review Date (giving effect on a pro forma basis to such revised compensation, as if implemented on January 1, 1998) would be at least 1.3:1.0 (the "Minimum Ratio"). In the event that Borrower's Senior Debt Service Coverage Ratio is below the Minimum Ratio after giving effect on a pro forma basis to such revised compensation, then such individuals' Annual Compensation may be increased, in the discretion of Javelin's Compensation Committee, such that the Senior Debt Service Coverage Ratio for the period from January 1, 1998 to the Review Date (giving effect on a pro forma basis to such revised compensation, as if implemented on January 1, 1998) is at least 1.3:1.0. Thereafter, in any fiscal year of Javelin, such Annual Compensation may increase for such individuals by the following percentages, provided that the average of Borrower's Senior Debt Service Coverage Ratio for the preceding 12 months was not less than the corresponding ratio:

    Percent Increase Permitted          Senior Debt Service Coverage Ratio
    --------------------------          ----------------------------------
            15%                                 1.3:1.0
            30%                                 1.5:1.0
            50%                                 1.7:1.0
            unlimited                           2.0:1.0

The foregoing relates to potential increases and in no way contemplates or requires the reduction of such individuals' compensation regardless of Javelin's performance.

                                     EXHIBIT D

                               EXISTING INDEBTEDNESS

CCI owes Javelin $600,000

Posnet owes Javelin $200,000

                              SECURED PROMISSORY NOTE

$1,500,000                                                      Phoenix, Arizona
                                                                    June 8, 1998

          FOR VALUE RECEIVED, JAVELIN SYSTEMS, INC., a Delaware corporation ("Borrower"), promises to pay to the order of FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), at its offices at 355 South Grand Avenue, Suite 2400, Los Angeles, California 90071, or at such other place or places as FINOVA may from time to time designate in writing, the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000), plus interest in the manner and upon the terms and conditions set forth below. This Secured Promissory Note ("Note") is made pursuant to that certain Loan and Security Agreement of even date among FINOVA, Borrower, CCI Group, Inc. and Posnet Computers, Inc. (the "LOAN AGREEMENT"), the provisions of which are incorporated herein by this reference. Capitalized terms herein, unless otherwise noted, shall have the meaning set forth in the Loan Agreement.

1.0  SCHEDULE OF PAYMENTS; RATE AND PAYMENT OF INTEREST; PREPAYMENT.

          1.1    This Note shall be payable as follows:

          a. Thirty-five (35) equal successive monthly installments of principal of Twenty-five Thousand Dollars ($25,000) each on the first Business Day of each month, beginning July 1, 1998, and continuing through and including June 1, 2001; and

          b. A final installment of all remaining principal on June 7, 2001, together with accrued interest on the principal balance from time to time remaining unpaid, payable monthly on the first day of each and every month, beginning July 1, 1998. Without limiting the foregoing, this Note shall be subject to the mandatory Excess Cash Flow Prepayments provided for in the Loan Agreement.

          1.2 Prepayment may be made under this Note in whole but not in part, subject to the prepayment provisions set forth in the Loan Agreement, provided that such prepayment (if of this Note only) is preceded by not less than five (5) Business Days prior written notice to FINOVA and accompanied by all accrued but unpaid interest and the full amount of the applicable Termination Fee and, if applicable, the Make Whole Premium. Notwithstanding anything herein to the contrary, in the event the Loan Agreement is terminated by Borrower, by FINOVA or by any other person at any time for any reason, then the entire unpaid principal balance of this Note, together with all accrued and unpaid interest hereon and, to the extent applicable, the full amount of the Termination Fee and, if applicable, the Make Whole Premium, shall become immediately due and payable in full on the effective date of such termination, without presentment, notice or demand of any kind.

          1.3 Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be at the fixed rate of 13.65%, computed on the basis of a 360-day year; provided, however, upon the occurrence and during the continuance of an event of default (as hereinafter defined), interest shall at FINOVA's option accrue on the outstanding principal balance of this Note at a default rate (the "DEFAULT RATE") of two (2) percentage points above such rate, and shall be payable on demand.

2.0  EVENTS OF DEFAULTS; REMEDIES.

          2.1 Upon the occurrence of any Event of Default, in addition to FINOVA's right to charge interest on the Obligations at the Default Rate: (a) at the option of FINOVA, the entire unpaid amount of all of the Obligations, including without limitation the Termination Fee and, if applicable, the Make Whole Premium, shall become immediately due and payable without demand, notice or legal process of any kind; (b) FINOVA may, at its option, without demand, notice or legal process of any kind, exercise any and all rights and remedies granted to it by the Loan Agreement or by any other agreement now or hereafter existing between FINOVA and Borrower or between FINOVA and any guarantor of part or all of Borrower's liabilities to FINOVA; and (c) FINOVA may at its option exercise from time to time any other rights and remedies available to it under the Uniform Commercial Code or other law of the State of Arizona.

          2.2 The remedies of FINOVA as provided herein and in the Loan Agreement shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of FINOVA. No act of omission or commission of FINOVA, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by FINOVA and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

3.0  GENERAL PROVISIONS.

          3.1 Borrower warrants and represents to FINOVA that Borrower has used and will continue to use the loans and advances represented by this Note solely for proper business purposes, and consistent with all applicable laws and statutes and with the Loan Agreement.

          3.2 This Note is secured by the Collateral described in the Loan Agreement.

          3.3 Borrower waives presentment, demand and protest, notice of protest, notice of presentment and all other notices and demands in connection with the enforcement of FINOVA's rights hereunder, except as specifically provided and called for by this Note, and hereby consents to, and waives notice of, the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note. Any failure of FINOVA to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

          3.4 If this Note is not paid when due or upon the occurrence of an Event of Default, Borrower further promises to pay all costs of collection, foreclosure fees, attorneys' fees and expert witness fees incurred by FINOVA, whether or not suit is filed hereon, and the fees, costs and expenses as provided in the Loan Agreement.

          3.5 The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate set forth in Section 1.3 hereof, calculated and applied to the principal balance of this Note in accordance with the provisions of this Note; (ii) interest after an Event of Default, calculated and applied to the amounts due under this Note in accordance with the provisions hereof; and (iii) all Additional Sums (as herein defined), if any. Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. All examination fees, attorneys fees, expert witness fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, Termination Fees, other charges, goods, things in action or any other sums or things of value paid or payable by Borrower (collectively, the "ADDITIONAL SUMS"), whether pursuant to this Note, the Loan Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

          3.6 It is the intent of the parties to comply with the usury law of the State of Arizona (the "APPLICABLE USURY LAW"). Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum Interest Rate, then in any such event (1) the provisions of the paragraph shall govern and control, (2) neither Borrower nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, at FINOVA's option, and (4) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate.
It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law; (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise falls below the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

          3.7 FINOVA may transfer this Note and FINOVA's rights in any or all collateral securing this Note in accordance with the terms set forth in
Section 9.7 of the Loan Agreement, and FINOVA thereafter shall be relieved from all liability with respect to such collateral arising after the date of such transfer.

          3.8 This Note shall be binding upon Borrower and its legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note.

          THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY FINOVA IN PHOENIX, ARIZONA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ARIZONA, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS ADOPTED IN ARIZONA. BORROWER HEREBY (i) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (ii) WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS SET FORTH BELOW AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO BORROWER'S ADDRESS; (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; (v) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST FINOVA OR ANY OF FINOVA'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT OTHER THAN ONE LOCATED IN MARICOPA COUNTY, ARIZONA; AND (vi) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS NOTE. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR FINOVA'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW

OR FINOVA'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

                                "Borrower"


                                JAVELIN SYSTEMS, INC.
                                a Delaware corporation



                                By:
                                      -----------------------------------------
                                        Name:
                                        Title:

                                Federal Taxpayer Identification
                                Number:      52-1945748

                                Address:     1881 Langley Avenue
                                             Irvine, CA  92614

                       SECURED CONTINUING CORPORATE GUARANTY

                              OF JAVELIN SYSTEMS, INC.

          FOR VALUE RECEIVED, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to either CCI Group, Inc., a Missouri corporation, or Posnet Computers, Inc., a California corporation (jointly and severally, "Borrower"), by FINOVA CAPITAL CORPORATION ("Lender"), the undersigned, Javelin Systems, Inc., a Delaware corporation ("Guarantor"), hereby agrees as follows:

          1. GUARANTY OF OBLIGATIONS. Guarantor unconditionally, absolutely and irrevocably guarantees the full and prompt payment and performance when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of Borrower to Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing or due or to become due, including, without limitation, under or in connection with that certain Loan and Security Agreement of even date, among Borrower, Guarantor and Lender (the "Loan Agreement") and each of the documents, instruments and agreements executed and delivered in connection therewith, as each may be modified, amended, supplemented or replaced from time to time (all such obligations are herein referred to collectively as the "Liabilities", and all documents evidencing or securing any of the Liabilities are herein referred to, collectively, as the "Loan Documents"). This Secured Continuing Corporate Guaranty (this "Continuing Guaranty") is a guaranty of payment and performance when due and not of collection.

          In the event of any default by Borrower in making payment of, or default by Borrower in performance of, any of the Liabilities, Guarantor agrees on demand by Lender to pay and perform all of the Liabilities as are then or thereafter become due and owing or are to be performed under the terms of the
Loan Documents.   Guarantor further agrees to pay all expenses (including
reasonable attorneys' fees and expenses) paid or incurred by Lender in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Continuing Guaranty.

          2. SECURITY FOR CONTINUING GUARANTY. This Continuing Guaranty is secured by the collateral pledged by Guarantor pursuant to the Loan Agreement and the other Loan Documents.

          3.     CONTINUING NATURE OF GUARANTY AND LIABILITIES.  This
Continuing Guaranty shall be continuing and shall not be discharged, impaired or affected by:

                 (a) the insolvency of Borrower or the payment in full of all of the Liabilities at any time or from time to time;

                 (b) the power or authority or lack thereof of Borrower to incur the Liabilities;

                 (c) the validity or invalidity of any of the Loan Documents or the documents securing the same;

                 (d) the existence or non-existence of Borrower as a legal entity;

                 (e) any transfer by Borrower of all or any part of any collateral in which Lender has been granted a lien or security interest pursuant to the Loan Documents;

                 (f) any statute of limitations affecting the liability of Guarantor under this Continuing Guaranty or the Loan Documents or the ability of Lender to enforce this Continuing Guaranty or any provision of the Loan Documents; or

                 (g) any right of offset, counterclaim or defense of Guarantor, including, without limitation, those which have been waived by Guarantor pursuant to Paragraph 7 hereof.

          4. INSOLVENCY OF BORROWER OR GUARANTOR. Without limiting the generality of any other provision hereof, Guarantor agrees that, in the event of the dissolution or insolvency of Borrower or Guarantor or the inability of Borrower or Guarantor to pay their respective debts as they mature, or an assignment by Borrower or Guarantor for the benefit of creditors, or the institution of any proceeding by or against Borrower or Guarantor alleging that Borrower or Guarantor is insolvent or unable to pay its respective debts as they mature, Guarantor will pay to Lender forthwith the full amount which would be payable hereunder by Guarantor if all of the Liabilities were then due and payable, whether or not such event occurs at a time when any of the Liabilities are otherwise due and payable.

          5. PAYMENT OF THE LIABILITIES. Any amounts received by Lender from whatever source on account of the Liabilities may be applied by Lender toward the payment of such of the Liabilities, and in such order of application, as Lender may from time to time elect, and notwithstanding any payments made by or for the account of Guarantor pursuant to this Continuing Guaranty.

          Guarantor agrees that, if at any time all or any part of any payment theretofore applied by Lender to any of the Liabilities is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower), such Liabilities shall, for the purposes of this Continuing Guaranty and to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application by Lender, and this Continuing Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by Lender had not been made.

          6. PERMITTED ACTIONS OF LENDER. Lender may from time to time, in its sole discretion and without notice to Guarantor, take any or all of the following actions:

                 (a) retain or obtain a security interest in any assets of Borrower or any third party to secure any of the Liabilities or any obligations of Guarantor hereunder;

                 (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to Guarantor, with respect to any of the Liabilities;

                 (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities;

                 (d) waive, ignore or forbear from taking action or otherwise exercising any of its default rights or remedies with respect to any default by Borrower under the Loan Documents;

                 (e) release, waive or compromise any obligation of Guarantor hereunder or any obligation of any nature of any other obligor primarily or secondarily obligated with respect to any of the Liabilities;

                 (f) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any collateral now or hereafter securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, waive, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and

                 (g) demand payment or performance of any of the Liabilities from Guarantor at any time or from time to time after they shall have become due (whether at maturity, by acceleration, or otherwise), whether or not Lender shall have exercised any of its rights or remedies with respect to any property securing any of the Liabilities or any obligation hereunder or proceeded against any other obligor primarily or secondarily liable for payment or performance of any of the Liabilities.

          7.     SPECIFIC WAIVERS.    Without limiting the generality of any
other provision of this Continuing Guaranty, Guarantor hereby expressly waives:

                 (a) notice of the acceptance by Lender of this Continuing Guaranty;

                 (b) notice of the existence, creation, payment, nonpayment, performance or nonperformance of all or any of the Liabilities;

                 (c) presentment, demand, notice of dishonor, protest, notice of protest and all other notices whatsoever with respect to the payment or performance of the Liabilities or the amount thereof or any payment or performance by Guarantor hereunder;

                 (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder or any security for or guaranty of any of the foregoing;

                 (e) any right to direct or affect the manner or timing of Lender's enforcement of its rights or remedies;

                 (f) any and all defenses which would otherwise arise upon the occurrence of any event or contingency described in Paragraph 1 hereof or upon the taking of any action by Lender permitted hereunder;

                 (g) any defense, right of set-off, claim or counterclaim whatsoever and any and all other rights, benefits, protections and other defenses available to Guarantor now or at any time hereafter, including, without limitation, under California Civil Code Sections 2787 to 2855, inclusive, and California Code of Civil Procedure Sections 580a, 580b, 580d or 726, and all successor sections; and

                 (h) all other principles or provisions of law, if any, that conflict with the terms of this Continuing Guaranty, including, without limitation, the effect of any circumstances that may or might constitute a legal or equitable discharge of a guarantor or surety.

          8. IRREVOCABILITY. Guarantor hereby further waives all rights to revoke this Continuing Guaranty at any time, and all rights to revoke any agreement executed by Guarantor at any time to secure the payment and performance of Guarantor's obligations under this Continuing Guaranty, including, without limitation, the Loan Documents.

          9. STATUTORY WAIVER OF RIGHTS AND DEFENSES REGARDING ELECTION OF REMEDIES. Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by the operation of any applicable law, including without limitation
Section 580d of the California Code of Civil Procedure, or otherwise.

          10. SUBORDINATION. Except as specifically provided to the contrary in the Loan Agreement, including the permitted loans and indebtedness between Borrower and Guarantor as set forth therein (i) Guarantor hereby subordinates any and all indebtedness of Borrower to Guarantor to the full and prompt payment and performance of all of the Liabilities and (ii) Guarantor agrees that Lender shall be entitled to receive payment of all Liabilities prior to Guarantor's receipt of payment of any amount of any indebtedness of Borrower to Guarantor. Any payments on such indebtedness to Guarantor if made in violation of this provision, if Lender so requests, shall be collected, enforced and received by Guarantor, in trust, as trustee for Lender and shall be paid over to Lender on account of the Liabilities, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. So long as an Event of Default has occurred and is continuing, Lender is authorized and empowered, but not obligated, in its discretion, (a) in the name of Guarantor, to collect and enforce, and to submit claims in respect of, any indebtedness of Borrower to Guarantor and to apply any amounts received thereon to the Liabilities, and (b) to require Guarantor (i) to collect and enforce, and to submit claims in respect of, any indebtedness of Borrower to Guarantor, and (ii) to pay any amounts received on such indebtedness to Lender for application to the Liabilities.

          11. SUBROGATION. Guarantor will not exercise any rights which it may acquire by way of subrogation under this Continuing Guaranty, by any payment hereunder or otherwise, until all of the Liabilities have been paid in full, in cash, and Lender shall have no further obligations to Borrower under the Loan Documents or otherwise. If any amount shall be paid to Guarantor on account of such subrogation rights at any other time, such amount shall be held in trust for the benefit of Lender and shall be forthwith paid to Lender to be credited and applied to the Liabilities, whether matured or unmatured, in such manner as Lender shall determine in its sole discretion.

          12. ASSIGNMENT OF LENDER'S RIGHTS. Lender may, from time to time, to the same extent provided in Section 9.7 of the Loan Agreement, assign or transfer any or all of the Liabilities or any interest therein and, notwithstanding any such assignment or transfer of the Liabilities or any subsequent assignment or transfer thereof, the Liabilities shall be and remain the Liabilities for the purpose of this Continuing Guaranty. Each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such party's interest in the Liabilities, be entitled to the benefits of this Continuing Guaranty to the same extent as if such assignee or transferee were Lender; provided, however, that unless Lender shall otherwise consent in writing, Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Continuing Guaranty for its own benefit as to those of the Liabilities which Lender has not assigned or transferred.

          13. INDULGENCES NOT WAIVERS. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Continuing Guaranty be binding upon Lender, except as expressly set forth in a writing duly signed and delivered by Lender. No action of Lender permitted hereunder shall in any way affect or impair the rights of Lender or the obligations of Guarantor under this Continuing Guaranty.

          14. FINANCIAL CONDITION OF BORROWER. Guarantor represents and warrants that it is fully aware of the financial condition of Borrower, and Guarantor delivers this Continuing Guaranty based solely upon its own independent investigation of Borrower's financial condition and in no part upon any representation or statement of Lender with respect thereto. Guarantor further represents and warrants that it is in a position to and hereby does assume full responsibility for obtaining such additional information concerning Borrower's financial condition as Guarantor may deem material to its obligations hereunder, and Guarantor is not relying upon, nor expecting Lender to furnish it any information in Lender's possession concerning Borrower's financial condition or concerning any circumstances bearing on the existence or creation, or the risk of nonpayment or nonperformance of the Liabilities.

          Guarantor hereby waives any duty on the part of Lender to disclose to Guarantor any facts it may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor.

          Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of "Continuing Guaranty" which includes, without limitation, the possibility that Borrower will contract for additional indebtedness for which Guarantor may be liable hereunder after Borrower's financial condition or ability to pay its lawful debts when they fall due has deteriorated.

          15. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that each of the following statements is accurate and complete as of the date of this Continuing Guaranty:

                 (a) this Continuing Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally, and except as may be limited by the application of principles of equity;

                 (b) the execution, delivery and performance of this Continuing Guaranty do not (i) violate any provisions of law or any order of any court or other agency of government (each, a "Requirement of Law") applicable to Guarantor, (ii) contravene any provision of any material contract or agreement to which Guarantor is a party or by which Guarantor or Guarantor's assets are expressly bound (each, a "Contractual Obligation"), or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature upon any property, asset or revenue of Guarantor except pursuant to or as set forth in the Loan Documents;

                 (c) all consents, approvals, orders and authorizations of, and registrations, declarations and filings with, any governmental agency or authority or other person or entity (including, without limitation, the shareholders or partners of any entity), if any, which are required to be obtained in connection with the execution and delivery of this Continuing Guaranty or the performance of Guarantor's obligations hereunder have been obtained, and each is in full force and effect;

                 (d) Guarantor has paid all taxes and other charges imposed by any governmental agency or authority due and payable by Guarantor other than those which are being challenged in good faith by appropriate proceedings;

                 (e) Guarantor is not in violation of any Requirement of Law or Contractual Obligation other than any violation the consequences of which could not have a material adverse effect on Guarantor's ability to perform its obligations hereunder (a "Material Adverse Effect");

                 (f) no action, proceeding, investigation or litigation is pending or, to the knowledge of Grantor, overtly threatened against Guarantor by any person or entity which, if adversely determined, could have a Material Adverse Effect; and

                 (g) each of the representations and warranties in the Loan Agreement is accurate and complete on and as of the date hereof.

          16. GUARANTOR FINANCIAL INFORMATION. Guarantor will provide Lender in writing such financial and other information with respect to Guarantor's assets and liabilities as Lender shall reasonably request from time to time, in form satisfactory to Lender.

          17. BINDING UPON SUCCESSORS. This Continuing Guaranty shall be binding upon Guarantor and Guarantor's successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

          All references herein to Borrower shall be deemed to include its successors and assigns, and all references herein to Guarantor shall be deemed to include Guarantor and Guarantor's successors and assigns.

          In addition and notwithstanding anything to the contrary contained in this Continuing Guaranty or in any other document, instrument or agreement between or among any of Lender, Borrower, Guarantor or any third party, the obligations of Guarantor with respect to the Liabilities shall be joint and several with any other person or entity that now or hereafter executes a guaranty of any of the Liabilities separate from this Continuing Guaranty.

          18. NOTICES. All notices required or permitted to be given hereunder shall be in writing and shall be given and deemed received in accordance with Section 9.12 of the Loan Agreement.

          19. GOVERNING LAW; ADDITIONAL WAIVERS. This Continuing Guaranty has been delivered and shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Arizona, provided that Guarantor agrees that each of the waivers and agreements of Guarantor herein which refer to provisions of the California Civil Code and the California Code of Civil Procedure shall be effective and enforceable to the extent permitted under applicable law, and to the extent that any court of competent jurisdiction shall apply the laws of the State of California to determine the relative rights or remedies of Lender and Guarantor hereunder, such waivers and agreements by Guarantor shall be governed by the laws of the State of California.

          GUARANTOR HEREBY

          (i) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS CONTINUING GUARANTY, AND ACKNOWLEDGES THAT LENDER ALSO WAIVES SUCH RIGHT;

          (ii) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS CONTINUING GUARANTY;

          (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT GUARANTOR MAY EFFECTIVELY DO SO, THE DEFENSE OF AN

     INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING;

          (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law; and

          (v) agrees not to institute any legal action or proceeding against Lender or any of Lender's directors, officers, employees, agents or property concerning any matter arising out of or relating to this Continuing Guaranty in any court other than one located in Maricopa County, Arizona.

          (vi) Nothing herein shall affect or impair Lender's right to serve legal process in any manner permitted by law or Lender's right to bring any action or proceeding against Guarantor or its property in the courts of any other jurisdiction. Wherever possible each provision of this Continuing Guaranty shall be interpreted as to be effective and valid under applicable law, but if any provision of this Continuing Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Continuing Guaranty.

          20. ADVICE OF COUNSEL. GUARANTOR ACKNOWLEDGES THAT GUARANTOR HAS EITHER OBTAINED THE ADVICE OF COUNSEL OR HAS HAD THE OPPORTUNITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH THE TERMS AND PROVISIONS OF THIS CONTINUING GUARANTY.

          21. ENTIRE AGREEMENT. This Continuing Guaranty contains the complete understanding of the parties hereto with respect to the subject matter herein. Guarantor acknowledges that Guarantor is not relying upon any statements or representations of Lender not contained in this Continuing Guaranty and that such statements or representations, if any, are of no force or effect and are fully superseded by this Continuing Guaranty. This Continuing Guaranty may only be modified by a writing executed by Guarantor and Lender.

          IN WITNESS WHEREOF, Guarantor has executed this Continuing Guaranty this _____ day of June, 1998.

                                "Guarantor"

                                JAVELIN SYSTEMS, INC.



                                By:
                                   --------------------------------------------
                                Title:
                                      -----------------------------------------

                                Fed. Tax ID# 52-1945748

                                  PLEDGE AGREEMENT

          This Pledge Agreement is entered into as of the 8th day of June, 1998, by and between:

PLEDGOR:  JAVELIN SYSTEMS, INC., a Delaware corporation

                                        AND

PLEDGEE:  FINOVA CAPITAL CORPORATION

          1.     PLEDGE OF COLLATERAL AND DELIVERY OF PLEDGED COLLATERAL.

                 1.1 Pledgor hereby pledges and assigns to Pledgee and grants to Pledgee a security interest in all of the Collateral described in
Section 2 below, whether now owned or hereafter acquired, now or at any time hereafter in the possession, custody or control of Pledgee or its agents, whether held for safekeeping, in a safe deposit box, or otherwise ("Collateral") to secure prompt payment and full performance of the obligations described in
Section 3 below (collectively, "Obligations").

                 1.2 All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee. In addition, Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

          2.     COLLATERAL.  The Collateral consists of the following:

                 2.1 All the shares of common stock of CCI Group, Inc., a Missouri corporation ("CCI"), and Posnet Computers, Inc., a California corporation ("Posnet"), owned beneficially and of record by Pledgor and listed on Schedule I attached hereto and made a part hereof, and all cash, dividends, other securities, instruments, rights and other property at any time and from time to time received or receivable in respect thereof or in exchange for all or any part thereof, including without limitation, stock dividends, warrants, rights to subscribe, conversion rights, liquidating dividends and other stock rights, and in the event Pledgor receives any of the foregoing, subject to
Section 7.1.2, Pledgor acknowledges that the same shall be received IN TRUST for Pledgee and agrees immediately to deliver the same to Pledgee in original form of receipt, together with any stock or bond powers, assignments, endorsements or other documents or instruments as Pledgee may reasonably request to establish, protect or perfect Pledgee's interest in respect of such Collateral; and

                 2.2 All other property hereafter delivered to Pledgee (or any agent or bailee holding on behalf of Pledgee) by Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, dividends, other securities, instruments, rights and other property at any time and from time to time received or receivable in respect thereof or in exchange for all or any part thereof, including without limitation, stock dividends, warrants, rights to subscribe, conversion rights, liquidating dividends and other stock rights, and in the event Pledgor receives any of the foregoing, subject to Section 7.1.2, Pledgor acknowledges that the same shall be received IN TRUST for Pledgee and agrees immediately to deliver the same to Pledgee in original form of receipt, together with any stock or bond powers, assignments, endorsements or other documents or instruments as Pledgee may request to establish, protect or perfect Pledgee's interest in respect of such Collateral; and

                 2.3     All proceeds of all of the foregoing.

          3. OBLIGATIONS. The Obligations secured under this Pledge Agreement are the obligations of Pledgor under (i) the Loan Agreement (defined below), (ii) its Secured Continuing Corporate Guaranty of even date herewith made in favor of Pledgee ("Guaranty"); and (iii) this Pledge Agreement, and all extensions, amendments, modifications and renewals of any of the foregoing.

          4. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants on the date hereof, and shall be deemed to represent and warrant on the date of each loan or advance made by Pledgee to Borrower (as defined in the Loan Agreement), that:

                 4.1 Except as heretofore disclosed to Pledgee in writing, Pledgor is the sole legal, beneficial and, if applicable, record owner of the Collateral (or, in the case of after-acquired Collateral, will be the sole such owner thereof), having good and marketable title thereto, free of all liens, security interests, encumbrances or claims of any kind except Permitted Encumbrances;

                 4.2 All information heretofore, herein or hereafter given to Pledgee by or on behalf of Pledgor is complete, true and correct in all material respects;

                 4.3 All shares of stock constituting Collateral (a) have been duly and validly issued in compliance with all applicable state and federal laws (including, without limitation, the Securities Act of 1933, as amended (the "Securities Act")), (b) are fully paid, nonassessable and free of preemptive rights, (c) are not subject to any restrictions upon the voting rights or upon the transfer thereof other than as may appear on the face of the certificates evidencing such Collateral, (d) constitute all securities of CCI and Posnet owned beneficially and of record by Pledgor and/or any of its affiliates and
(e) include 100% of the issued and outstanding shares of each class of voting stock of CCI and Posnet;

                 4.4 The fair salable value of Pledgor's assets exceeds Pledgor's liabilities, and Pledgor meets its debts as they mature;

                 4.5 Pledgor's balance sheet and income statements, copies of which have been delivered to Pledgee, fairly represent Pledgor's financial condition as it existed as of the date thereof, and since such date there has been no material adverse change in the financial condition of Pledgor;

                 4.6     No Event of Default has occurred and is continuing;

                 4.7 The execution, delivery and performance by Pledgor of this Pledge Agreement have been authorized by all necessary corporate action and do not and shall not constitute a violation of any applicable law or of Pledgor's Certificate of Incorporation or bylaws or any other document, agreement or instrument to which Pledgor is a party or by which Pledgor or any of its assets are bound; and

                 4.8 This Pledge Agreement is the legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, except to the extent enforcement thereof is limited by bankruptcy, insolvency or other laws of general application relating to or affecting enforcement of creditors rights generally and except as limited by the application of principles of equity.

          5. COVENANTS OF PLEDGOR. Until the Obligations are paid in full, Pledgor agrees to:

                 5.1     Preserve and protect the Collateral;

                 5.2 Not create, incur, assume or permit to exist any liens, encumbrances, security interests, levies, assessments or charges on or in any of the Collateral, except those approved in writing by Pledgee;

                 5.3 Promptly pay and discharge before the same become delinquent all taxes, assessments and governmental charges or levies imposed on Pledgor or any of the Collateral except to extent the same are being contested in good faith by appropriate proceedings and the amount thereof is being reserved in accordance with GAAP, provided that in any such case no lien could arise in favor of a taxing authority, which lien could impair the enforceability or priority of Pledgee's security interest in the Collateral;

                 5.4 Not sell, encumber, or otherwise dispose of or transfer any Collateral, or any right or interest therein and agrees that it will (i) cause CCI and Posnet not to issue any other voting stock in addition to or in substitution for the Collateral, except to Pledgor, or in connection with outstanding stock options or with the prior written consent of Pledgee and
(ii) pledge hereunder, immediately upon Pledgor's acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of CCI and Posnet;

                 5.5 Appear in and defend, at Pledgor's own expense, any action or proceeding which may affect Pledgor's title to or Pledgee's interest in the Collateral;

                 5.6 Procure or execute and deliver, from time to time, in form and substance satisfactory to Pledgee, any stock powers, bond powers, endorsements, assignments, financing statements, estoppel certificates or other writings reasonably deemed necessary or appropriate by Pledgee to perfect, maintain or protect Pledgee's security interest in the Collateral and the priority thereof, and take such other action and deliver such other documents, instruments and agreements pertaining to the Collateral as Pledgee may reasonably request to effectuate the intent of this Pledge Agreement;

                 5.7 If Pledgee gives value for the stated purpose of enabling Pledgor to acquire rights in or use of any Collateral, use such value only for such purpose;

                 5.8 Keep separate, accurate and complete records of the Collateral and provide Pledgee with access thereto and to Pledgor's financial records, in each case with the right to make extracts therefrom in accordance with the Loan Agreement;

                 5.9 Provide Pledgee with copies of all reports, if any, filed by Pledgor with the Securities and Exchange Commission within ten (10) business days after the last date such report is required to be filed;

                 5.10 Provide Pledgee with such other information pertaining to the Collateral as Pledgee may reasonably request from time to time; and

                 5.11 Maintain and preserve its corporate or other legal existence and all rights, privileges, franchises and other authority necessary for the conduct of its business.

          6.     AUTHORIZED ACTION BY PLEDGEE.

                 6.1 After the occurrence and during the continuation of an Event of Default (as defined herein), Pledgor hereby irrevocably appoints Pledgee as its attorney-in-fact to do (but Pledgee shall not be obligated to and shall not incur any liability to Pledgor or any third party for failure so to
do) any act which Pledgor is obligated by this Pledge Agreement to do, and to exercise such rights and powers as Pledgor might exercise with respect to the Collateral, including, without limitation, the right to:

                         6.1.1  collect by legal proceedings or otherwise and
endorse, receive and receipt for all payments, proceeds and other sums and property now or hereafter payable on or in respect of proceeds and other sums and property now or hereafter payable on or in respect of the Collateral, including dividends and interest payments;

                         6.1.2  enter into any extension, reorganization,
deposit, merger or consolidation agreement or other agreement pertaining to the Collateral, and in connection therewith may deposit or surrender control of the Collateral thereunder, accept other property in exchange therefor, and do and perform such acts and things as it may deem proper, and any money or property secured in exchange therefor shall be applied to the Obligations or held by Pledgee pursuant to the provisions of this Pledge Agreement;

                         6.1.3  insure (if applicable), protect and preserve
the Collateral;

                         6.1.4  transfer the Collateral to its own or its
nominee's name; and

                         6.1.5  make any compromise, settlement or adjustment,
and take any action it deems advisable, with respect to the Collateral.

                 6.2 Pledgor agrees to reimburse Pledgee upon demand for any costs and expenses, including reasonable attorneys' fees, Pledgee may incur while acting as Pledgor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations secured hereby and are payable upon demand. It is further agreed and understood between the parties hereto that such care as Pledgee gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Pledgee's possession; provided, however, that Pledgee shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

                 6.3 All the foregoing powers authorized herein, being coupled with an interest, are irrevocable so long as any Obligations are outstanding.

          7.     TRANSFER, VOTING, DIVIDENDS, ETC.

                 7.1 Notwithstanding any other provision hereof, so long as no Event of Default (as defined herein) shall have occurred and be continuing:

                         7.1.1  Pledgor shall be entitled to exercise all
voting powers pertaining to all shares of stock and other securities constituting Collateral for all purposes not inconsistent with the terms of this Pledge Agreement;

                         7.1.2  Pledgor shall be entitled to receive and retain
all dividends (other than stock or liquidating dividends) and all interest payments payable in respect of the Collateral; PROVIDED, HOWEVER, that such dividends and/or interest payments are made in accordance with the terms of the Loan Documents (as that term is defined in the Loan and Security Agreement of even date herewith among Pledgor, Pledgee, CCI and Posnet ("Loan Agreement")); and PROVIDED FURTHER, HOWEVER, that all stock or property representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the shares of stock constituting Collateral or resulting from a split-up, revision or reclassification of such Collateral or received in exchange therefor, as a result of a merger, consolidation or otherwise, shall be paid or transferred directly to Pledgee immediately upon receipt thereof by Pledgor, and shall be retained by Pledgee as Collateral hereunder (or applied to the Obligations, consistent with the terms of the Loan Agreement); and

                         7.1.3  in order to permit Pledgor to exercise such
voting powers and to receive such dividends Pledgee shall, if necessary, upon the written request of the Pledgor, from time to time, execute and deliver to Pledgor appropriate proxies.

                 7.2 If any Event of Default (as defined herein) shall have occurred and while the same is continuing:

                         7.2.1  Pledgee, or its nominee or nominees, shall, if
Pledgee so elects, upon prior reasonable notice to Pledgor, have the sole and exclusive right to exercise all voting powers pertaining to the shares of stock constituting Collateral, and shall exercise such powers in such manner as Pledgee may elect, and Pledgor hereby grants Pledgee an irrevocable proxy, coupled with an interest to vote such shares of stock; PROVIDED, HOWEVER, that such proxy shall terminate upon termination of Pledgee's security interest therein; and

                         7.2.2  All dividends and other distributions made upon
or in respect of shares of stock constituting Collateral and all interest payments shall be paid directly to and shall be retained by Pledgee as Collateral hereunder (or applied to the Obligations, consistent with the terms of the Loan Agreement).

          8.     DEFAULT AND REMEDIES.

                 8.1 The occurrence of an Event of Default under and as defined in the Loan Agreement shall constitute an "Event of Default" hereunder.

                 8.2 Upon the occurrence and during the continuation of any Event of Default, Pledgee may, at its option, without notice to or demand on Pledgor, declare all Obligations immediately due and payable, and Pledgee shall have all the default rights and remedies of a secured party under Chapter 5 of Division 9 of the Arizona Uniform Commercial Code and other applicable law as well as the following rights and remedies, all of which may be exercised with or without further notice to Pledgor, at Pledgee's sole option and as Pledgee in its sole discretion may deem advisable:

                         8.2.1  to notify any and all obligors on the
Collateral that the same has been assigned to Pledgee and that all payments thereon are to be made directly to Pledgee;

                         8.2.2  to settle, compromise or release, on terms
acceptable to Pledgee, in whole or in part, any amounts owing on the Collateral, and to extend the time of payment, in Pledgee's name or in the name of Pledgor, in respect thereof;

                         8.2.3  to apply to the payment of the Obligations, or
collect the Collateral, notwithstanding any forfeiture of interest or loss of other rights of Pledgor against any obligor on the Collateral resulting from such action; and

                         8.2.4  to sell or otherwise dispose of the Collateral,
or any part thereof, either at public or private sale, on any broker's board or securities exchange, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Pledgee.

                 8.3 The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first, to the expenses (including all attorneys' fees) of holding, storing, preparing for sale, selling, collecting, liquidating and the like, including any brokerage commissions and stamp or transfer taxes, and then to the satisfaction of all Obligations secured hereby, application as to any particular obligation or indebtedness or against principal or interest to be in Pledgee's absolute discretion.

                 8.4 If by reason of any prohibition contained in the Securities Act of 1933, as now or hereafter in effect, or in applicable Arizona or other state securities laws, as now or hereafter in effect, or in any rules or regulations pertaining to any of the foregoing laws, Pledgee believes in its sole judgment that it is compelled to resort to one or more private sales of shares of stock constituting Collateral to a single purchaser or a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof, Pledgor acknowledges and agrees that private sales of such Collateral may be held notwithstanding that such sales may be at prices and on other terms less favorable to Pledgor than if such Collateral were sold at public sale. Pledgor further agrees that Pledgee has no obligation to delay the sale of any such Collateral for the period of time necessary to permit registration of the Collateral, even if the issuer thereof would, or should, agree to register such Collateral for public sale under applicable securities laws. Pledgor specifically agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a "commercially reasonable" manner.

                 8.5 Pledgor further acknowledges and recognizes that Pledgee may be unable to effect a public sale of all or a part of the Collateral and may be compelled to resort to one or more private sales of shares of stock constituting Collateral to a single purchaser or a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Pledgee than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Pledgee has no obligation to delay the sale of any Collateral to permit the issuer thereof to register it for public sale under the Securities Act.

          9. DUTY OF PLEDGEE. Pledgee shall not be under any duty or obligation whatsoever to collect any dividends, interest or other payments due or accruing in respect of the Collateral or to take any action to preserve rights in connection with any Collateral, including, without limitation, making or giving any presentment, demands for performance, notices of non-performance, protests, notices of protest or notices of dishonor in connection with any Collateral.

          10. CUMULATIVE RIGHTS. The rights, powers and remedies of Pledgee under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Pledgee under any statute or rule of law or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

          11. WAIVER. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Pledgee. Pledgor waives any right to require Pledgee to proceed against any person or to exhaust any Collateral or to pursue any remedy in Pledgee's power prior to pursuing Pledgor in respect of the Obligations.

          12. BINDING UPON SUCCESSORS. All rights of Pledgee under this Pledge Agreement shall inure to the benefit of its successors and assigns, and all obligations of Pledgor shall bind the representatives, executors, administrators, heirs, successors and assigns of the Pledgor.

          13. ENTIRE AGREEMENT; SEVERABILITY. This Pledge Agreement contains the entire pledge agreement between Pledgee and Pledgor with respect to the Collateral. If any of the provisions of this Pledge Agreement shall be held invalid or unenforceable, this Pledge Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

          14. RETURN; ACQUITTANCE. Pledgee may at any time deliver any Collateral to Pledgor and the receipt thereof by Pledgor shall be a complete and full acquittance in respect of the Collateral so delivered, and Pledgee shall thereafter be discharged from any liability or responsibility therefor.

          15. REFERENCES. The singular includes the plural. The captions or titles of the sections of this Pledge Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

          16. CHOICE OF LAW. This Pledge Agreement shall be construed in accordance with and governed by the laws of the State of Arizona, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Arizona Uniform Commercial Code. Pledgor irrevocably and unconditionally submits to the jurisdiction of the Superior Court of the State of Arizona for the County of Maricopa or the United States District Court for the District of Arizona, as Pledgee may deem appropriate, or if required, the Municipal Court of the State of Arizona for the County of Maricopa, in connection with any legal action or proceeding arising out of or relating to this Pledge Agreement, and Pledgor waives any objection relating to the basis for personal or in rem jurisdiction or to venue which it may now or hereafter have in any such suit, action or proceeding.

          17. JURY TRIAL. PLEDGOR AND PLEDGEE WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE OBLIGATIONS HEREIN.

          18. NOTICE. Any written notice, consent or other communication provided for in this Pledge Agreement shall be given and deemed received as provided in Section 9.12 of the Loan Agreement.

          19. EXPENSES. Pledgor will reimburse Pledgee for all reasonable out-of-pocket expenses incurred by Pledgee arising out of the enforcement of this Agreement, including without limitation, reasonable attorneys' fees and costs whether or not suit is filed.

          20. INDEMNIFICATION. Pledgor agrees to pay, and on demand to indemnify and hold harmless, Pledgee, its successors, assigns, agents and servants, from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action and all legal proceedings, whether civil or criminal, penalties, fines and other sanctions, and any costs and expenses incurred in connection therewith, including reasonable attorneys' fees, which may result from, relate to or arise out of this Pledge Agreement or any Collateral, including the ownership, purchase, delivery, acceptance or rejection, use, possession or disposition of any item of Collateral, but not including any claims arising out of the gross negligence or willful misconduct of Pledgee or its agents and servants.

     EXECUTED as of June 8, 1998.

 PLEDGOR:  JAVELIN                   PLEDGEE:  FINOVA CAPITAL

           SYSTEMS, INC.                       CORPORATION



 By:                                 By:
     ----------------------------        -----------------------------

 Its:                                Its:
      ---------------------------         ----------------------------

                                     SCHEDULE I



     CLASS OF STOCK                                      NO. OF SHARES

1.   Common Stock of CCI Group, Inc.
     registered in the name of                    ------------------------------
     Javelin Systems, Inc.

2.   Common  Stock of Posnet Computers, Inc.
     registered in the name of                    ------------------------------
     Javelin Systems, Inc.